                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12

                             INTEGRITY INCORPORATED
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                                (Integrity Logo)

                                 1000 CODY ROAD
                             MOBILE, ALABAMA 36695

                                                                  April 19, 2002

Dear Stockholder:

      You are cordially invited to attend the Annual Meeting of Stockholders of Integrity Incorporated, which will be held at the Adams Mark Hotel, 64 South Water Street, Mobile, Alabama 36602, on Friday, May 24, 2002, at 2:00 p.m. local time.

      As explained in more detail in the accompanying Proxy Statement, in addition to routine matters to be voted on at the Annual Meeting, we are excited this year about the proposal to change our corporate name to "Integrity Media, Inc." We believe that the new name more clearly reflects our expansion into other forms of media, as evidenced by the establishment in 2001 of a new subsidiary, Integrity Publishers, Inc., to produce, market and distribute Christian books.

      We look forward to your attendance at the Annual Meeting so that you can vote your shares in person and become better acquainted with the members of Integrity's Board of Directors and management team. Each of the items of business which will be considered and voted upon this year is explained in the accompanying Proxy Statement. Even if you are planning to attend the Annual Meeting, please complete the enclosed proxy card and return it in the enclosed envelope so that your shares may be voted. You will still be able to vote your shares in person if you attend the Annual Meeting.

      If you have any questions about the Proxy Statement or the 2001 Annual Report, please contact Donald S. Ellington, Senior Vice President of Finance and Administration, at (251) 633-9000.

                                         Sincerely,

                                         /s/ P. Michael Coleman

                                         P. MICHAEL COLEMAN
                                         Chairman, President and
                                         Chief Executive Officer

                             INTEGRITY INCORPORATED
                                 1000 CODY ROAD
                             MOBILE, ALABAMA 36695

           NOTICE TO THE HOLDERS OF CLASS A AND CLASS B COMMON STOCK
                   OF THE 2002 ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 24, 2002

      Notice is hereby given to the holders of the $.01 par value per share Class A common stock and the $.01 par value per share Class B common stock of Integrity Incorporated ("Integrity") that the 2002 Annual Meeting of Stockholders (the "Annual Meeting") will be held at the Adams Mark Hotel, 64 South Water Street, Mobile, Alabama 36602, on Friday, May 24, 2002, at 2:00 p.m., local time, to consider and vote upon the following proposals:

      (i) To elect six directors to serve until the 2003 Annual Meeting of Stockholders;

      (ii) To amend Integrity's Certificate of Incorporation to change the company's name to "Integrity Media, Inc.";

      (iii) To approve the Integrity Incorporated 2001 Long-Term Incentive Plan;

      (iv) To approve the Integrity Incorporated 2002 Stock Option Plan for Outside Directors;

      (v) To ratify the selection of PricewaterhouseCoopers LLP as independent auditors for the fiscal year ending December 31, 2002; and

      (vi) To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

      Only those stockholders of record at the close of business on March 25, 2002, are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. A complete list of stockholders entitled to vote at the Annual Meeting will be maintained at Integrity's headquarters at 1000 Cody Road, Mobile, Alabama 36695 prior to the Annual Meeting, and will also be available at the Annual Meeting.

                                        By Order of the Board of Directors,

                                        /s/ Donald S. Ellington
                                        DONALD S. ELLINGTON
                                        Senior Vice President of
                                        Finance and Administration

April 19, 2002

      WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE, AND RETURN THE ENCLOSED PROXY CARD PROMPTLY IN THE ENCLOSED BUSINESS REPLY ENVELOPE. IF YOU ATTEND THE ANNUAL MEETING YOU MAY, IF YOU WISH, WITHDRAW YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

                             INTEGRITY INCORPORATED
                                 1000 CODY ROAD
                             MOBILE, ALABAMA 36695

                                                                  APRIL 19, 2002

                                PROXY STATEMENT
                            FOR CLASS A COMMON STOCK
                       FOR ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 24, 2002

                                  INTRODUCTION

      This Proxy Statement is being furnished to holders of the $.01 par value per share Class A common stock ("Class A Common Stock") of Integrity Incorporated, a Delaware corporation ("Integrity"), in connection with the solicitation of proxies by Integrity's Board of Directors for use at the 2002 Annual Meeting of Stockholders (the "Annual Meeting") to be held at 2:00 p.m., local time, at the Adams Mark Hotel, 64 South Water Street, Mobile, Alabama 36602, on Friday, May 24, 2002, and at any adjournments thereof (the "Annual Meeting").

      The Annual Meeting will be held to consider and vote upon the following proposals: (i) to elect six directors to serve until the 2003 Annual Meeting of Stockholders and until their successors are elected and qualified; (ii) to amend Integrity's Certificate of Incorporation to change the company's name to "Integrity Media, Inc."; (iii) to approve the Integrity Incorporated 2001 Long-Term Incentive Plan; (iv) to approve the Integrity Incorporated 2002 Stock Option Plan for Outside Directors; (v) to ratify the selection of PricewaterhouseCoopers LLP as independent auditors for the fiscal year ending December 31, 2002; and (vi) to transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

      Integrity's mailing address and the location of its principal executive offices is 1000 Cody Road, Mobile, Alabama 36695. This Proxy Statement and the accompanying proxy card are first being mailed to stockholders of Integrity on or about April 19, 2002.

STOCKHOLDERS ENTITLED TO VOTE

      Only stockholders of record of Integrity at the close of business on March 25, 2002 will be entitled to notice of, and to vote at, the Annual Meeting. On the record date, there were 2,301,000 shares of the Class A Common Stock issued and outstanding held by approximately 114 holders of record with approximately 2,000 beneficial owners. In addition, there were 3,435,000 shares of Integrity's $.01 par value per share Class B common stock ("Class B Common Stock") issued and outstanding held by three (3) holders of record. Integrity's stock transfer books will not be closed in connection with the Annual Meeting and shares may be transferred subsequent to the record date. However, all votes must be cast in the names of stockholders of record as of the record date.

      Pursuant to Integrity's Certificate of Incorporation, holders of record of Class A Common Stock are entitled to one vote per share, and holders of record of Class B Common Stock are entitled to ten votes per share on any matter that may properly come before the Annual Meeting. All actions submitted to a vote of stockholders at the Annual Meeting will be voted on by the holders of Class A Common Stock and Class B Common Stock voting together as a single class.

QUORUM AND VOTING REQUIREMENTS

      Pursuant to Integrity's Bylaws, the holders of shares of the Class A Common Stock and Class B Common Stock entitled to cast a majority of the votes on the matters at issue at the Annual Meeting, present in person or by proxy, shall constitute a quorum. For the purpose of determining the presence of a quorum, abstentions, votes withheld from any nominee and broker non-votes will be counted as present. Broker non-votes are votes that brokers holding shares of record for their customers are not permitted to cast on certain proposals under applicable stock exchange rules because the brokers have not received specific instructions from their customers as to how to vote and as to which the brokers have advised Integrity that they lack voting authority.

      Proposal I, the election of six directors, requires the affirmative vote of a plurality of the votes of the shares of Class A Common Stock and Class B Common Stock present in person or represented by proxy at the meeting and entitled to vote on the election of directors, voting together as a single class, provided a quorum is present. Stockholders may (1) vote "for" all six nominees, (2) "withhold authority" to vote for all such nominees, or (3) "withhold authority" to vote for any individual nominee or nominees but vote for all other nominees. Because directors are elected by a plurality, withholding authority to vote with respect to one or more nominees will have no effect on the outcome of the election of directors.

      Proposal II, the amendment to Integrity's Certificate of Incorporation to change the company name to "Integrity Media, Inc.," requires the affirmative vote of a majority of the voting power of all the shares of Class A Common Stock and Class B Common Stock entitled to vote generally in the election of directors, voting together as a single class, provided a quorum is present. Stockholders may (1) vote "for," (2) vote "against," or (3) "abstain" from voting on the proposal. An abstention will have the same effect as a vote "against" the amendment to Integrity's Certificate of Incorporation.

      Proposal III, approval of the Integrity Incorporated 2001 Long-Term Incentive Plan, requires the affirmative vote of the majority of the shares of Class A Common Stock and Class B Common Stock present in person or represented by proxy at the meeting and entitled to vote on the subject matter, provided a quorum is present. Stockholders may (1) vote "for," (2) vote "against," or (3) "abstain" from voting on the proposal. An abstention will have the same effect as a vote "against," while broker non-votes will not be considered "entitled to vote" and thus will have no effect on the outcome of the vote.

      Proposal IV, approval of the Integrity Incorporated 2002 Stock Option Plan for Outside Directors, requires the affirmative vote of the majority of the shares of Class A Common Stock and Class B Common Stock present in person or represented by proxy at the meeting and entitled to vote on the subject matter, provided a quorum is present. Stockholders may (1) vote "for," (2) vote "against," or (3) "abstain" from voting on the proposal. An abstention will have the same effect as a vote "against," while broker non-votes will not be considered "entitled to vote" and thus will have no effect on the outcome of the vote.

      Proposal V, the ratification of selection of auditors, requires the affirmative vote of the majority of the shares of Class A Common Stock and Class B Common Stock present in person or represented by proxy at the meeting and entitled to vote on the subject matter, provided a quorum is present. Stockholders may (1) vote "for," (2) vote "against," or (3) "abstain" from voting on the proposal. An abstention will have the same effect as a vote "against" the ratification of selection of auditors.

PROXIES

      The proxy card accompanying this Proxy Statement is for use at the Annual Meeting if a stockholder is unable to attend or is able to attend but does not wish to vote in person. Stockholders should specify their choices with regard to each proposal on the enclosed proxy card. All properly executed and dated proxy cards delivered by stockholders to Integrity in time to be voted at the Annual Meeting and not revoked will be voted at the Annual Meeting in accordance with the instructions given thereon. If no specific instructions are given, the shares represented by a signed and dated proxy card will be voted (i) for the election of all director nominees, (ii) for the amendment to Integrity's Certificate of Incorporation, (iii) for the approval of the Integrity Incorporated 2001 Long-Term Incentive Plan, (iv) for the approval of the Integrity Incorporated 2002 Stock Option Plan for Outside Directors, and
(v) for ratification of PricewaterhouseCoopers LLP as independent auditors for the fiscal year ending December 31, 2002.

      The Board of Directors is not aware of any other business to be presented for a vote of the stockholders at the Annual Meeting. As permitted by Rule 14a-4(c) under the Securities Exchange Act of 1934, as amended, the persons named as proxies on the proxy cards will have discretionary authority to vote in their judgment on any proposals presented by stockholders for consideration at the Annual Meeting that were submitted to Integrity after February 27, 2002, upon the election of any person as a director if a director nominee is unable to serve or for good cause will not serve, on matters incident to the conduct of the Annual Meeting and on any other matters enumerated in Rule 14a-4(c).

REVOCATION OF PROXIES

      The giving of a proxy does not affect the stockholder's right to vote in person should the stockholder attend the Annual Meeting. Any stockholder that has given a proxy has the power to revoke it at any time before it is voted by giving written notice of revocation to Donald S. Ellington, Integrity's Senior Vice President of Finance and Administration, at 1000 Cody Road, Mobile, Alabama 36695, by executing and delivering to Mr. Ellington a proxy card bearing a later date, or by voting in person at the Annual Meeting. However, a stockholder that holds shares in "street name" may not vote such shares in person at the Annual Meeting unless he brings with him a legal proxy from the stockholders of record. If a stockholder is not attending the Annual Meeting, any proxy card or notice should be returned in time for receipt no later than the close of business on the date preceding the Annual Meeting.

                                   PROPOSAL I

                             ELECTION OF DIRECTORS

      Integrity's Bylaws provide that its Board of Directors shall consist of not less than three, nor more than twelve, individuals, with the exact number of directors determined by a resolution of the Board of Directors. Pursuant to Integrity's Bylaws, its Board of Directors has set the number of directors at six and has nominated the following individuals for election as directors:

                               P. Michael Coleman
                                Jean C. Coleman
                                William A. Jolly
                               Charles V. Simpson
                               Heeth Varnedoe III
                               Jimmy M. Woodward

      Each director will be elected to serve for a one year term ending at the 2003 Annual Meeting of Stockholders and until his or her successor is duly elected and qualified or until his or her earlier resignation or removal. The persons designated as proxies intend to vote the shares represented thereby in favor of the election to the Board of Directors of the nominees whose names appear above, unless either authority to vote for any or all of the nominees is withheld or such proxy has previously been revoked. Each nominee has consented to being named in this Proxy Statement and to serve if elected. All nominees are currently directors of Integrity. In the event that a nominee is unable to serve (which is not anticipated), the persons designated as proxies will cast votes for the remaining nominees and for such other person as they may select. Integrity anticipates that stockholders of Integrity who are members of management will vote for the election of the nominees.

      THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE NOMINEES FOR ELECTION AS DIRECTORS. IF A CHOICE IS SPECIFIED ON THE PROXY BY THE STOCKHOLDER, THE SHARES WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED FOR THE NOMINEES. THE AFFIRMATIVE VOTE OF A PLURALITY OF THE VOTES OF THE SHARES OF CLASS A COMMON STOCK AND CLASS B COMMON STOCK PRESENT IN PERSON OR REPRESENTED BY PROXY AT THE MEETING AND ENTITLED TO VOTE ON THE ELECTION OF DIRECTORS, VOTING TOGETHER AS A SINGLE CLASS, PROVIDED A QUORUM IS PRESENT, IS REQUIRED FOR THE ELECTION OF THE NOMINEES.

CERTAIN INFORMATION CONCERNING NOMINEES

      The following table sets forth the names of the nominees for election as directors, their ages, the year in which they were first elected as a member of Integrity's Board of Directors, their positions with Integrity, their principal occupations and employers for at least the last five years, and any other directorships held by them in certain other companies. For information concerning the directors' membership on committees of the Board of Directors, see "Meetings of the Board of Directors and Committees" below. For information concerning directors' ownership of shares of Integrity's common stock, see "Beneficial Owners of More Than Five Percent of Integrity's Common Stock; Shares Held by Directors and Executive Officers" below.

NAME AND YEAR FIRST                 POSITIONS WITH INTEGRITY, PRINCIPAL OCCUPATIONS DURING AT
ELECTED DIRECTOR              AGE      LEAST THE PAST FIVE YEARS, AND OTHER DIRECTORSHIPS
-------------------           ---   ---------------------------------------------------------
P. Michael Coleman            48    Mr. Coleman co-founded Integrity in 1987 when he and a
  (1987)                            partner purchased the music operations of Integrity
                                    Communications, Inc. from Charles Simpson Ministries,
                                    Inc. He has served as Chairman, President and the Chief
                                    Executive Officer of Integrity since 1987. Prior to 1987,
                                    Mr. Coleman served as president of several different
                                    organizations in the Christian communications industry.
                                    In December 1999, Mr. Coleman earned a Master of Business
                                    Administration degree for global executives from Duke
                                    University.

Jean C. Coleman               55    Mrs. Coleman has extensive experience in Christian
  (1993)                            ministry and speaks regularly to Christian women's
                                    groups. She is a full-time homemaker in Mobile, Alabama
                                    and is the wife of P. Michael Coleman.

William A. Jolly              47    Mr. Jolly has been a partner of Fine Equities, Inc. since
  (2001)                            1996. Fine Equities, Inc. is a boutique investment bank
                                    that specializes in financing consumer product, biotech
                                    and medical device companies, investment advisory
                                    services and corporate restructurings. From 1994-1996 Mr.
                                    Jolly was the Vice President of Worldwide Consumer
                                    Products Asia-Pacific Region for Scott Worldwide, Inc.
                                    Prior to working with Scott Worldwide, Inc., Mr. Jolly
                                    worked for Procter & Gamble, most recently as the
                                    President Director of its operations in Indonesia. Mr.
                                    Jolly received a Masters of Business Administration from
                                    the University of North Carolina at Chapel Hill, North
                                    Carolina and graduated from Duke University with a
                                    Bachelors Degree in Management Sciences and French
                                    Literature.

NAME AND YEAR FIRST                 POSITIONS WITH INTEGRITY, PRINCIPAL OCCUPATIONS DURING AT
ELECTED DIRECTOR              AGE      LEAST THE PAST FIVE YEARS, AND OTHER DIRECTORSHIPS
-------------------           ---   ---------------------------------------------------------
Charles V. Simpson            64    Reverend Simpson is the retired Senior Pastor of the
  (1987)                            Covenant Church of Mobile, where he previously served
                                    from 1973 to 1987 and then from 1992 to 1999. Reverend
                                    Simpson is Chairman of Charles Simpson Ministries, which
                                    publishes Christian Conquest magazine, The Covenant and
                                    the Kingdom Curriculum and a monthly pastoral letter.

Heeth Varnedoe III            65    Mr. Varnedoe was President and Chief Operating Officer
  (1993)                            from 1986 to 1997 of Flowers Industries Inc., a
                                    publicly-traded company which produces bread and other
                                    baked products. Mr. Varnedoe retired from Flowers
                                    Industries in 1997.

Jimmy M. Woodward             41    Mr. Woodward currently serves as Vice President and Chief
  (1999)                            Financial Officer of Flowers Foods Inc. and has held that
                                    position since March 26, 2001. Prior thereto, he was Vice
                                    President and Chief Financial Officer of Flowers
                                    Industries since 1997. Mr. Woodward joined Flowers
                                    Industries in 1985 as Tax Accounting Manager and served
                                    as Assistant Treasurer from 1990 to 1997. Mr. Woodward is
                                    a former director of Keebler Foods Company.

MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES

      Board of Directors. The property, affairs and business of Integrity are under the general management of its Board of Directors as provided by the laws of Delaware and the Bylaws. The Board of Directors held seven meetings during 2001. Each director, during the period he or she was a director, attended at least 75% of the meetings of the Board of Directors. Integrity has standing Audit and Compensation Committees of its Board of Directors. Integrity does not have a standing Nominating Committee of its Board of Directors.

      Audit Committee. The Audit Committee is currently composed of three members who are independent within the meaning of Nasdaq listing standards and who are otherwise qualified to serve on the Audit Committee under those standards. The members of the Audit Committee are Jimmy M. Woodward (Chairman), Heeth Varnedoe III and William A. Jolly.

      The Audit Committee oversees management's conduct of the financial reporting process, the system of financial and administrative controls and the annual independent audit of Integrity's financial statements. In addition, the Audit Committee makes recommendations to the Board of Directors regarding Integrity's employment of independent auditors, reviews the independence of such auditors, approves the scope of the annual activities of the independent auditors and reviews audit results. The Audit Committee held three meetings during 2001. The Board of Directors has adopted a written charter for the Audit Committee. See also "Audit Committee Report" below.

      Compensation Committee. The members of the Compensation Committee are Heeth Varnedoe III (Chairman), Jimmy M. Woodward and William A. Jolly. The function of the Compensation Committee is to review and approve the compensation of executive officers and establish targets and incentive awards under Integrity's incentive compensation plans. The Compensation Committee held seven meetings during 2001.

      Each member of a committee, during the period he or she was a committee member, attended at least 75% of the meetings of each committee on which he or she served.

COMPENSATION OF DIRECTORS

      Integrity pays a fee of $1,500 for each Board and committee meeting attended by its directors who are not employees of Integrity, former employees of Integrity or members of the immediate family of a current or former employee of Integrity. Integrity also reimburses the directors for travel expenses incurred in connection with their activities on behalf of Integrity. Effective May 1, 2002, each member of the Board will be paid an annual retainer of $12,000 (or $1,000 per month), plus $1,000 for each Board meeting attended and $500 for each Committee meeting attended.

      Pursuant to the Integrity Incorporated 1994 Stock Option Plan for Outside Directors (the "Director Plan"), each director (other than employees, former employees or immediate family members of current or former employees) automatically receives, on the day following each annual meeting of stockholders, a grant of options to purchase 1,000 shares of Class A Common Stock. Such options have an exercise price equal to 100% of the fair market value of the Class A Common Stock at the date of grant of the option.

      In the event that the Integrity Incorporated 2002 Stock Option Plan for Outside Directors is adopted at the Annual Meeting, the 2002 Stock Option Plan for Outside Directors will replace the Director Plan, and no further awards will be made under the Director Plan. For a summary of the principal terms of the 2002 Stock Option Plan for Outside Directors, please refer to "PROPOSAL IV, APPROVAL OF THE INTEGRITY INCORPORATED 2002 STOCK OPTION PLAN FOR OUTSIDE DIRECTORS."

                             AUDIT COMMITTEE REPORT

                                                            Dated March 18, 2002

      The Audit Committee is currently composed of three directors who are independent within the meaning of Nasdaq listing standards and who are otherwise qualified to serve on the Audit Committee under those standards.

      Integrity's management is responsible for the company's internal controls and financial reporting process. Integrity's independent accountants are responsible for performing an independent audit of Integrity's consolidated financial statements in accordance with generally accepted accounting standards and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes. The Audit Committee's responsibilities are detailed in the Audit Committee Charter. It is not the duty of the Audit Committee to plan or conduct audits or to determine that Integrity's financial statements are complete and accurate and in accordance with generally accepted accounting principles. These are the responsibility of management and the independent auditors.

      In this context, the Audit Committee has met and held discussions with management and the independent auditors. In particular,

      (1) The Audit Committee has reviewed and discussed Integrity's audited financial statements for the fiscal year ended December 31, 2001 with management and Integrity's independent auditors,
          PricewaterhouseCoopers LLP;

      (2) The Audit Committee has discussed with PricewaterhouseCoopers LLP the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended; and

      (3) The Audit Committee received written disclosures from PricewaterhouseCoopers LLP regarding their independence in a form required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, and discussed with PricewaterhouseCoopers LLP their independence.

      The Audit Committee has also considered whether the provision of services by PricewaterhouseCoopers LLP not related to the audit of Integrity's financial statements for the fiscal year ended December 31, 2001 or the review of Integrity's interim financial statements included in Integrity's Forms 10-Q for the quarters ended March 31, June 30, and September 30, 2001 is compatible with maintaining PricewaterhouseCoopers LLP's independence.

      Based on such review and discussion, the Audit Committee recommended to the Board of Directors that Integrity's audited financial statements for the year ended December 31, 2001 be included in its Annual Report on Form 10-K for the year ended December 31, 2001.

AUDIT COMMITTEE
Jimmy M. Woodward, Chairman
Heeth Varnedoe III
William A. Jolly

BENEFICIAL OWNERS OF MORE THAN FIVE PERCENT OF INTEGRITY'S COMMON STOCK; SHARES HELD BY DIRECTORS AND EXECUTIVE OFFICERS

      On December 31, 2001, there were 2,301,000 shares of Class A Common Stock issued and outstanding and 3,435,000 shares of Class B Common Stock issued and outstanding. The percentages shown in the following table are based on the total number of shares of Integrity's Class A Common Stock and Class B Common Stock outstanding as of that date.

      Based solely upon information made available to Integrity and except where noted, the following table sets forth certain information with respect to the beneficial ownership of Class A Common Stock and Class B Common Stock as of December 31, 2001, by (i) each person who is known by Integrity to beneficially own more than five percent of either Class A Common Stock or Class B Common Stock; (ii) each nominee for director of Integrity; (iii) each of the Named Executive Officers (as defined under "Executive Compensation" below); and (iv) all officers and directors as a group.

                                        SHARES OF CLASS A                  SHARES OF CLASS B
                                           COMMON STOCK                       COMMON STOCK
                                 --------------------------------   --------------------------------      PERCENTAGE OF
NAME AND ADDRESS                 SHARES BENEFICIALLY                SHARES BENEFICIALLY                CLASS A AND CLASS B
OF BENEFICIAL OWNER(1)                OWNED(2)         PERCENTAGE        OWNED(2)         PERCENTAGE      COMMON STOCK
----------------------           -------------------   ----------   -------------------   ----------   -------------------
Financial & Investment                 254,171            11.0%                 --             --              4.4%
Management Group, Ltd.(3)
417 St. Joseph Street
P.O. Box 40
Suttons Bay, MI 49682

The Coleman Limited                         --              --             223,021            6.5%             3.9%
Partnership(4)
c/o Mr P. Michael Coleman

The Coleman Charitable                   5,000               *                  --             --                *
Foundation(5)

P. Michael Coleman(6)                      100               *           3,003,346           87.4%            52.4%
Jean C. Coleman                             --              --             208,633            6.1%             3.6%
Jimmy M. Woodward(7)                     4,000               *                  --             --                *
Charles V. Simpson                         500               *                  --             --                *
Heeth Varnedoe III(8)                    5,500               *                  --             --                *
Jerry W. Weimer(9)                     163,000             7.1%                 --             --              2.8%
Donald J. Moen(10)                      75,178             3.3%                 --             --              1.3%
Daniel D. McGuffey(11)                  39,000             1.7%                 --             --                *
Keith J. Manwaring(12)                  23,200             1.0%                 --             --                *
Chris E. Thomason(13)                   10,600               *                  --             --                *
Robert E. Rist(14)                      22,297             1.0%                 --             --                *
Donald S. Ellington(15)                  4,000               *                  --             --                *
William A. Jolly(16)                     1,000               *                  --             --                *
All executive officers and             353,375            15.4%          3,435,000          100.0%            66.0%
directors as a group
(13 persons)(17)

---------------

  *    Less than 1%.
 (1) Except as indicated, the address of each executive officer and director is 1000 Cody Road, Mobile, Alabama 36695.
 (2) Beneficial ownership is determined in accordance with Rule 13d-3 of the Securities Exchange Act. A person is deemed to be the beneficial owner of shares of common stock if such person has or shares voting or investment power with respect to such common stock, or has the right to acquire beneficial ownership at any time within 60 days. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares.
 (3) Based on information from a Schedule 13G dated February 13, 2002. Financial & Investment and Management Group has sole voting and dispositive power over 254,171 shares owned by its investment advisory clients. The address for Financial & Investment Management Group is 417 St. Joseph Street, P.O. Box 40, Suttons Bay, MI 49682.
 (4) P. Michael Coleman is the General Partner of the Coleman Limited Partnership and has sole voting and dispositive power over 223,021 shares of Class B Common Stock.
 (5) Includes 5,000 shares held by The Coleman Charitable Foundation over which Mr. Coleman as Chairman has shared voting and dispositive power.
 (6) Includes 100 shares of Class A Common Stock and 3,003,346 shares of Class B Common Stock owned by Mr. Coleman.
 (7) Includes options to purchase 3,000 shares of Class A Common Stock, which are immediately exercisable.
 (8) Includes options to purchase 1,000 shares of Class A Common Stock, which are immediately exercisable.
 (9) Includes options to purchase 160,000 shares of Class A Common Stock, 140,000 of which are immediately exercisable and 20,000 of which are exercisable beginning in February 2002.
(10) Includes options to purchase 67,778 shares of Class A Common Stock, 65,833 of which are immediately exercisable and 1,945 of which are exercisable beginning in February 2002.
(11) Includes options to purchase 39,000 shares of Class A Common Stock, which are immediately exercisable.
(12) Includes options to purchase 18,200 shares of Class A Common Stock, 13,200 of which are immediately exercisable and 5,000 of which are exercisable beginning in February 2002.
(13) Includes options to purchase 10,600 shares of Class A Common Stock, which are immediately exercisable.
(14) Includes options to purchase 16,000 shares of Class A Common Stock, which are immediately exercisable.
(15) Includes options to purchase 4,000 shares of Class A Common Stock, which are immediately exercisable.
(16) Includes options to purchase 1,000 shares of Class A Common Stock, which are immediately exercisable.
(17) Includes options to purchase 320,578 shares of Class A Common Stock, which are immediately exercisable.

EXECUTIVE OFFICERS OF INTEGRITY

      Except for Mr. Coleman, who serves as Integrity's Chairman, President and Chief Executive Officer and who is discussed above, the following table sets forth the names of the executive officers of Integrity, their ages, their positions with Integrity and their principal occupations and employers for at least the last five years. For information concerning executive officers' ownership of common stock, see "Beneficial Owners of More Than Five Percent of Integrity's Common Stock; Shares Held by Directors and Executive Officers."

                                       POSITIONS WITH INTEGRITY AND PRINCIPAL
NAME                            AGE    OCCUPATIONS DURING AT LEAST THE PAST FIVE YEARS
----                            ---    -----------------------------------------------

Jerry W. Weimer                  54    Mr. Weimer joined Integrity in March 1996 as
Executive Vice President               Executive Vice President and Chief Operating
and Chief Operating Officer            Officer. In this position, Mr. Weimer manages and
                                       oversees Integrity's day-to-day operations in all
                                       areas except finance, administration and book
                                       publishing. Mr. Weimer's previous experience
                                       includes more than 15 years in the music industry.
                                       From 1992 to 1996, he held the position of Executive
                                       Vice President of Word, Inc., the former Christian
                                       music division of Thomas Nelson, Inc., and prior to
                                       1991 he was President of the Gaither Management
                                       Group, which is involved in Christian music
                                       publishing. In December 2001, Mr. Weimer was
                                       appointed President and Chief Operating Officer of
                                       Integrity Music, Inc., the music division of
                                       Integrity. He continues to be Executive Vice
                                       President and Chief Operating Officer of the parent
                                       company, Integrity Incorporated.

Donald S. Ellington              46    Mr. Ellington joined Integrity in May 2000 as Senior
Senior Vice President of               Vice President of Finance and Administration and its
Finance and Administration             chief financial officer. Mr. Ellington's
                                       responsibilities include management of the
                                       accounting department and all aspects of internal
                                       and external financial reporting. He is also
                                       responsible for the administrative functions of
                                       Integrity, including risk management and human
                                       resources. From August 1998 to May 2000, Mr.
                                       Ellington was the Chief Operating Officer for Ray
                                       Wallace and Associates, and from August 1994 to
                                       August 1998, he was Corporate Controller for
                                       Bio-Lab, Inc. a wholly-owned subsidiary of Great
                                       Lakes Chemical Corporation.

                                       POSITIONS WITH INTEGRITY AND PRINCIPAL
NAME                            AGE    OCCUPATIONS DURING AT LEAST THE PAST FIVE YEARS
----                            ---    -----------------------------------------------
Donald J. Moen                   51    Mr. Moen joined Integrity as Creative/Product
Executive Vice President               Director in February 1988 and is currently Executive
and Creative Director                  Vice President and Creative Director. In this
                                       position, Mr. Moen provides creative direction and
                                       oversight to the product creation process. Also, as
                                       an artist and songwriter, Mr. Moen has completed
                                       numerous recordings for Integrity and has been a
                                       worship leader for the Hosanna! Music series. In
                                       1994, Integrity's musical "God With Us," for which
                                       Mr. Moen was the key creative director, won a Dove
                                       Award for best musical. In 1993, he was a Dove Award
                                       nominee for his recording "Worship with Don Moen,"
                                       and in 1992, he was a nominee for his song "God Will
                                       Make a Way."

Keith J. Manwaring               55    Mr. Manwaring joined Integrity in November 1990 as
Senior Vice President and              the Managing Director of Integrity's Australian
Managing Director of Integrity         subsidiary. In February 1992, Mr. Manwaring
International Group                    transferred to Integrity's headquarters in Mobile,
                                       Alabama where he assumed the position of Vice
                                       President, International, Church Resources and
                                       Special Sales. In September 1995, certain areas of
                                       Integrity were restructured and Mr. Manwaring became
                                       solely responsible for international sales as Senior
                                       Vice President, International. In December 1996, Mr.
                                       Manwaring's title was changed to Senior Vice
                                       President and Managing Director of Integrity
                                       International Group to reflect his management
                                       responsibilities for all international activities
                                       including oversight of all of Integrity's
                                       international subsidiaries.

Daniel D. McGuffey               48    Mr. McGuffey joined Integrity in January 1997 as
Senior Vice President and              Senior Vice President, General Manager of the
Chief Marketing Officer                Integrity Label Group. In August 1999, Mr. McGuffey
                                       was promoted to his current position of Senior Vice
                                       President and Chief Marketing Officer. In this
                                       position, he is responsible for U.S. consumer
                                       marketing, sales, direct response, Internet, general
                                       market, creative services and special markets. Prior
                                       to joining Integrity, Mr. McGuffey was Vice
                                       President of Marketing and Sales for Star Song
                                       Communications, a Christian music publisher, from
                                       1992 to December 1996, where he was instrumental in
                                       the marketing and sales development of over 30
                                       artists and labels. He also held the position of
                                       Vice President of Marketing and Sales for Reunion
                                       Records from 1991 to 1992 and began his career in
                                       the music industry in 1980 with the Sparrow
                                       Corporation, a Christian music publisher, where he
                                       served as Vice President, Sales, from 1986 through
                                       1991.

                                       POSITIONS WITH INTEGRITY AND PRINCIPAL
NAME                            AGE    OCCUPATIONS DURING AT LEAST THE PAST FIVE YEARS
----                            ---    -----------------------------------------------
Chris E. Thomason                39    Mr. Thomason joined Integrity in 1992 as an
Senior Vice President of               Assistant Manager of Song Development. He then moved
the Creative Group                     to Assistant Artists and Repertoire ("A&R") Manager
                                       and then to Director of A&R. He was promoted to Vice
                                       President of Creative in 1997. In January 2001, he
                                       was promoted to his current position of Senior Vice
                                       President of the Creative Group where he executive
                                       produces and oversees product development, song
                                       development, studios, music production and all A&R
                                       functions. Prior to joining Integrity, Mr. Thomason
                                       was employed by Gold Mine Studios and co-owned
                                       Duckworth Studios.

Robert G. Rist                   55    Mr. Rist joined Integrity on March 31, 1997, as Vice
Senior Vice President,                 President, Church Resources. In January 2001, he was
Church Resources and                   promoted to his current position of Senior Vice
Music Publishing                       President, Church Resources and Music Publishing.
                                       The Church Resources division of Integrity
                                       specializes in providing material to be used by
                                       local congregations specifically in the area of
                                       worship. The Music Publishing division manages
                                       Integrity's copyrights and other intellectual
                                       properties, royalties administration and product
                                       administration. Prior to joining Integrity, Mr. Rist
                                       served as President of Warner Press in Anderson,
                                       Indiana, for seven years and prior to that in
                                       various positions at Alexandria House, Inc., a music
                                       distribution company in Alexandria, Indiana for 14
                                       years.

Byron Williamson                 56    Mr. Williamson joined Integrity on June 1, 2001, as
President and Chief                    President and Chief Executive Officer of Integrity
Executive Officer of                   Publishers, Inc., a subsidiary created by Integrity
Integrity Publishers, Inc.,            for the purpose of developing and publishing
Integrity's book publishing            Christian books. Prior to joining Integrity, Mr.
subsidiary                             Williamson held various key positions in the
                                       Christian publishing industry. From 1989 to 1998, he
                                       led Word Publishing, becoming its President in 1992
                                       when it was acquired by Thomas Nelson, Inc. From
                                       1995 until 1998, he served as President of the newly
                                       consolidated Thomas Nelson/Word Publishing, which
                                       had become the tenth-largest general trade publisher
                                       in the United States. From 1977 to 1988, he was
                                       employed by Sweet/Worthy Publishing, where he was
                                       named President in 1985. Word, Inc. acquired this
                                       Ft. Worth-based publisher of educational and
                                       training materials, children's books and
                                       commercially successful Bible translations in late
                                       1988.

                                       POSITIONS WITH INTEGRITY AND PRINCIPAL
NAME                            AGE    OCCUPATIONS DURING AT LEAST THE PAST FIVE YEARS
----                            ---    -----------------------------------------------
Joseph Paul                      56    Mr. Paul joined Integrity on July 21, 2001, as
Senior Vice President and              Senior Vice President and Publisher of Integrity's
Publisher of Integrity                 book publishing subsidiary, Integrity Publishers,
Publishers, Inc.,                      Inc., where he heads the acquisition and editorial
Integrity's book publishing            development of all book products. He is a highly
subsidiary                             respected editor and product development expert,
                                       with over 30 years of experience in the Christian
                                       publishing industry. Prior to joining Integrity, Mr.
                                       Paul was employed by Word Publishing in several key
                                       positions. In 1988, he was named Vice President and
                                       Associate Publisher and in 1998, he was promoted to
                                       his most recent position with Word Publishing,
                                       Senior Vice President and Editor-In-Chief. In this
                                       position, he worked closely with some of the most
                                       successful authors in the Christian publishing
                                       industry.

Robert Birkhead                  41    Mr. Birkhead joined Integrity on September 24, 2001,
Senior Vice President of               as Senior Vice President of Marketing for Integrity
Marketing of Integrity                 Publishers, Inc., Integrity's book publishing
Publishers, Inc.,                      subsidiary. He began his Christian publishing career
Integrity's book publishing            in 1988 with Word Publishing as Director of
subsidiary                             Advertising. In 1991, he moved to the Christian
                                       music industry where he applied his talents to
                                       advancing the careers of some of today's best-known
                                       Christian music artists. In 1996, he returned to the
                                       Christian publishing industry with Thomas Nelson and
                                       Word Publishing as Senior Vice President of
                                       Marketing, where he developed major marketing plans
                                       for numerous Christian authors.

EXECUTIVE COMPENSATION

      The following table presents certain summary information concerning compensation paid or accrued by Integrity for services rendered in all capacities during the fiscal years ended December 31, 1999, 2000 and 2001 for
(i) the President and Chief Executive Officer of Integrity; and (ii) the four other most highly compensated executive officers of Integrity whose total salary and bonus exceeded $100,000 (determined as of December 31, 2001) (collectively, the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                LONG TERM COMPENSATION
                                                        ---------------------------------------
                               ANNUAL COMPENSATION                AWARDS
                            -------------------------   --------------------------    PAYOUTS
                                                                       SECURITIES    ----------
NAME AND                                                 RESTRICTED    UNDERLYING       LTIP       ALL OTHER
PRINCIPAL POSITION          YEAR    SALARY     BONUS    STOCK AWARDS   OPTIONS/SAR   PAYOUTS(1)   COMPENSATION
------------------          ----   --------   -------   ------------   -----------   ----------   ------------
                                     ($)        ($)         ($)            (#)          ($)           ($)
P. Michael Coleman          2001   $322,361   400,226          --             --           --       $ 4,043(2)
  Chairman, President and   2000    311,460        --          --             --           --         4,043(2)
  Chief Executive Officer   1999    296,884    75,232          --             --           --        19,043(2)

Jerry W. Weimer             2001    241,552   253,303          --             --           --         3,988(3)
  Executive Vice            2000    223,266        --          --             --           --         3,635(3)
  President and             1999    204,139    71,500     375,000        100,000           --        18,634(3)
  Chief Operating Officer

Donald J. Moen              2001    170,775   124,446          --             --           --         7,490(4)
  Executive Vice            2000    165,039    13,760          --         40,278      $35,360         7,439(4)
  President and             1999    137,662    32,916          --             --           --         7,189(4)
  Creative Director

Daniel D. McGuffey          2001    171,702   227,511     377,000         50,000           --        21,441(5)
  Senior Vice               2000    161,709   106,255          --             --           --        18,946(5)
  President and             1999    131,659    80,190          --         50,000           --        18,880(5)
  Chief Marketing Officer

Donald S. Ellington         2001    122,800   108,494          --             --           --         5,612(6)
  Senior Vice President     2000     74,538        --          --         20,000           --        21,529(6)
  of Finance and            1999         --        --          --             --           --            --
  Administration

---------------------------------------

(1) Comprised of payments made under Integrity's 1995 Cash Incentive Plan. See "-- Employment Arrangements -- Cash Incentive Plan."
(2) Comprised of (i) contributions made by Integrity to Integrity's 401(k) Plan and Profit Sharing Plan in the amount of $15,000 in 1999 and (ii) payments made by Integrity on behalf of the officer for Personal Disability Insurance in the amount of $4,043 in each of 2001, 2000 and 1999.
(3) Comprised of (i) contributions made by Integrity to Integrity's 401(k) Plan and Profit Sharing Plan in the amount of $15,000 in 1999 and (ii) payments made by Integrity on behalf of the officer for Personal Disability Insurance in the amounts of $3,988, $3,635 and $3,634 in each of 2001, 2000 and 1999, respectively.
(4) Comprised of (i) contributions made by Integrity to Integrity's 401(k) Plan and Profit Sharing Plan in the amounts of $5,250, $5,250 and $5,000 in each of 2001, 2000 and 1999, respectively and (ii) payments made by Integrity on behalf of the officer for Personal Disability Insurance in the amounts of $2,240, $2,189 and $2,189 in each of 2001, 2000 and 1999, respectively.
(5) Comprised of (i) contributions made by Integrity to Integrity's 401(k) Plan and Profit Sharing Plan in the amounts of $5,250, $5,250 and $5,000 in 2001, 2000 and 1999, respectively; (ii) reimbursement by Integrity of living expenses in the amounts of $13,914, $11,706 and $11,890, in each of 2001, 2000 and 1999, respectively; and (iii) payments made by Integrity on behalf of the officer for Personal Disability Insurance in the amount of $2,277, $1,990 and $1,990 in each of 2001, 2000 and 1999.
(6) Comprised of (i) contributions made by Integrity to Integrity's 401(k) Plan and Profit Sharing Plan in the amounts of $3,872 in 2001; (ii) payments made by Integrity on behalf of the officer for Personal Disability Insurance in the amount of $1,740 and $1,529 in each of 2001 and 2000, respectively; and
    (iii) $20,000 for relocation expenses in 2000.

      The following table sets forth information concerning the value as of December 31, 2001 of options to purchase shares of Class A Common Stock held by the Named Executive Officers. Integrity does not issue options to purchase shares of Class B Common Stock.

                         FISCAL YEAR-END OPTION VALUES

                                                               NUMBER OF SECURITIES
                                                              UNDERLYING UNEXERCISED     VALUE OF UNEXERCISED IN-
                                                              OPTIONS AT FISCAL YEAR-      THE-MONEY OPTIONS AT
                               SHARES                                 END(#)               FISCAL YEAR-END($)(2)
                              ACQUIRED          VALUE        -------------------------   -------------------------
NAME                       ON EXERCISE(#)   REALIZED($)(1)   EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE
----                       --------------   --------------   -------------------------   -------------------------
Jerry W. Weimer                    --                --        140,000/60,000              $483,860/$153,000
Donald J. Moen                     --                --         65,833/34,167              $185,234/$123,238
Daniel D. McGuffey             25,000          $114,494         39,000/36,000              $154,193/$112,032
Donald S. Ellington                --                --         4,000/16,000                $12,576/$50,304

---------------

(1) Based on the market price of the purchased shares on the exercise date less the option exercise price of $1.875 paid for such shares.
(2) Represents the fair market value of a share of Class A Common Stock as of December 31, 2000 of $6.30, less the option exercise price, multiplied by the total number of exercisable or unexercisable option.

      The following table sets forth information regarding grants of incentive awards and restricted stock during the last fiscal year.

            LONG-TERM INCENTIVE PLANS -- AWARDS IN LAST FISCAL YEAR

                                                       NUMBER SHARES,       PERFORMANCE OR OTHER PERIOD
                       NAME                         UNITS OR OTHER RIGHTS   UNTIL MATURATION OR PAYOUT
                       ----                         ---------------------   ---------------------------
Daniel D. McGuffey                                         50,000(1)             November 2, 2008

---------------

(1) Consists of an award of 50,000 shares of restricted stock that was granted on November 2, 2001, which vests in its entirety on November 2, 2008 if Mr. McGuffey is still an employee of Integrity at that time.

Employment Arrangements

      Employment Agreements. Integrity has entered into an employment agreement (the "Weimer Employment Agreement") with Mr. Weimer for the position of Executive Vice President and Chief Operating Officer. The Weimer Employment Agreement provides Mr. Weimer with an initial annual base salary of $175,000. Mr. Weimer's base salary was $241,552 in fiscal year 2001. Mr. Weimer is also eligible to receive cash bonuses under the executive cash bonus compensation system established from time to time by Integrity. The term of the Weimer Employment Agreement began on March 28, 1996 and continues until it is terminated for death, disability, for cause or upon mutual written agreement. The Weimer Employment Agreement also may be terminated after Mr. Weimer has been employed by Integrity for at least eighteen (18) months, upon six (6) months prior written notice of termination from Integrity to Mr. Weimer; however, Integrity, at its sole discretion, may elect to pay Mr. Weimer an amount equal to his salary for six (6) months in lieu of providing the above-mentioned notice. The Weimer Employment Agreement contains non-competition, non-solicitation and confidentiality provisions and expressly incorporates the Change in Control Agreement agreed to and executed by Mr. Weimer and Integrity.

      In addition, Integrity has entered into an employment agreement (the "Moen Employment Agreement") with Mr. Moen for the position of Executive Vice President/Creative Director. The Moen Employment Agreement provides Mr. Moen with a non-refundable cash signing bonus of

$25,000 and an annual base salary of $170,775. Mr. Moen's annual base salary was $170,775 in fiscal year 2001. Mr. Moen is also eligible to receive cash bonuses under the executive cash bonus compensation system established from time to time by Integrity. The term of the Moen Employment Agreement began on October 1, 2001 and continues until October 1, 2004, unless it is earlier terminated for death, disability, for cause, or upon mutual written agreement. The Moen Employment Agreement contains non-competition, non-solicitation and confidentiality provisions and expressly incorporates the 1995 Cash Incentive Plan, Severance Agreement and Change in Control Agreement agreed to and executed by Mr. Moen and Integrity.

      Integrity has entered into an amended and restated employment agreement (the "McGuffey Employment Agreement") with Mr. McGuffey for the position of Senior Vice President and Chief Marketing Officer. The McGuffey Employment Agreement currently provides Mr. McGuffey with an annual base salary of $175,000, which may be increased for merit or cost of living at Integrity's discretion. Mr. McGuffey's annual base salary was $171,702 in fiscal year 2001. Integrity also agreed to pay Mr. McGuffey an annual cash bonus of at least $10,000 plus additional cash bonuses for meeting certain performance goals as established from time to time by Integrity. In addition, Integrity has agreed to pay Mr. McGuffey a retention bonus in the total aggregate amount of $70,000, payable in three equal $10,000 installments on August 1, 2003, 2004 and 2005 and a $40,000 installment on August 1, 2006. The McGuffey Employment Agreement also provides for a one time payment of $50,000 as additional consideration for execution of a covenant not to compete. The term of the McGuffey Employment Agreement began on October 29, 2001, and continues until it is terminated for death, disability, for cause or upon mutual written agreement. The McGuffey Employment Agreement also may be terminated upon six (6) months prior written notice of termination from Integrity to Mr. McGuffey; however, Integrity, at its sole discretion, may elect to pay Mr. McGuffey an amount equal to his salary for six (6) months in lieu of providing such notice. If Mr. McGuffey is terminated upon six months notice, he will be entitled to receive as a severance benefit severance payments in an amount equal to his annual salary at the time of termination multiplied by two, less any amount Integrity paid to him in lieu of the six months notice. The McGuffey Employment Agreement contains non-competition, non-solicitation and confidentiality provisions and expressly incorporates the Change in Control Agreement agreed to and executed by Mr. McGuffey and Integrity.

      Integrity has also entered into an employment agreement (the "Williamson Employment Agreement") with Mr. Williamson for the position of President and Chief Executive Officer of Integrity Publishers, Inc., the publishing subsidiary of Integrity. The Williamson Employment Agreement currently provides Mr. Williamson with a base annual salary of $250,000. For the period of his employment during fiscal year 2001, Mr. Williamson's base salary was $145,833. Mr. Williamson is also eligible to receive cash bonuses under the executive cash bonus compensation system established from time to time by Integrity. The term of the Williamson Employment Agreement began on June 1, 2001, and continues until it is terminated for death, disability, for cause or upon mutual written agreement. The Williamson Employment Agreement also may be terminated upon six
(6) months prior written notice of termination from Integrity to Mr. Williamson; however, Integrity, at its sole discretion, may elect to pay Mr. Williamson an amount equal to his salary for six (6) months in lieu of providing such notice. If Mr. Williamson is terminated upon six months notice, he will be entitled to receive as a severance benefit severance payments in an amount equal to his annual salary at the time of termination multiplied by two, less any amount Integrity paid to him in lieu of the six months notice. The Williamson Employment Agreement contains non-competition, non-solicitation and confidentiality provisions and expressly incorporates the Change in Control Agreement agreed to and executed by Mr. Williamson and Integrity.

      Change in Control Agreements. Integrity has entered into change in control agreements (the "Change in Control Agreements") with certain Named Executive Officers as well as other senior officers of Integrity. The Change in Control Agreements provide that in the event the officer is employed by Integrity at the time of a Change in Control (as defined in the Change in Control

Agreement), the officer shall be entitled to supplemental employment benefits should his employment with Integrity terminate within 18 months after the Change in Control has occurred. The Change in Control Agreements provide that such termination of employment can be involuntary, other than termination for cause or the result of death, disability, or retirement age, or voluntary, following a material change in the nature or location of his position or a material change in the benefits provided to the officer by Integrity. The supplemental benefits that are required to be provided to the officer upon such a termination include a severance payment in an amount equal to one-half of the officer's annual base salary as well as various other benefits, including basic life insurance, long-term disability insurance, health insurance and other medical benefits.

      Without the consent of the officer, the terms of the Change in Control Agreement may be terminated or amended by Integrity following the first anniversary of its execution and at any time prior to the first to occur of (i) a Change in Control, (ii) the public announcement of a proposal for a transaction that, if consummated, will constitute a Change in Control, or (iii) the Board of Directors learning of a proposal for a transaction that, if consummated, would constitute a Change in Control. Upon the occurrence of any of the foregoing events, the Change in Control Agreements continue in effect at such time without termination or further change by Integrity until the earlier of (x) 18 months following any Change in Control, or (y) the final withdrawal or termination of a proposal under item (ii) or (iii) that, had it been consummated, would have constituted a Change in Control, at which time the Change in Control Agreement may, once again, be amended or terminated by Integrity until one of such events occurs.

      A Change in Control, as defined in the Change in Control Agreements, includes, among other things: a change of control of Integrity such that any person, other than current affiliates of Integrity, becomes the beneficial owner of securities of Integrity representing 50% or more of the combined voting power of Integrity's then outstanding securities; any consolidation, merger or share exchange involving Integrity in which Integrity is not the continuing or surviving corporation or pursuant to which shares of Integrity stock would be converted into cash, securities or other property; the stockholders of Integrity approve any plan or proposal for the liquidation or dissolution of Integrity; or substantially all of the assets of Integrity being sold or otherwise transferred to parties that are not within a controlled group of corporations in which Integrity is a member.

      Cash Incentive Plan. Integrity has an Integrity Incorporated 1995 Cash Incentive Plan (the "Cash Incentive Plan"). The Cash Incentive Plan expired in January 2001; however, no outstanding award under the Cash Incentive Plan may be revoked or altered in a manner unfavorable to the participant without the consent of the participant. Under the Cash Incentive Plan, key employees of Integrity were eligible to be awarded Units which are payable only in cash. The Units vest in one-fifth increments on each anniversary of the date of grant until vested in full. Participants in the Cash Incentive Plan received final payment on January 15, 2001. The value of the Units, and the calculation of interim and final payments, is determined based on the difference between the fair market value of a number of shares of Class A Common Stock equal to the number of Units at the date of determination and the fair market value of the same number of shares on the date of grant of the Units. In 1995, awards were made under the Cash Incentive Plan to certain of the Named Executive Officers, as well as other senior officers of Integrity, which awards, individually, currently do not have a value in excess of $100,000. In 1996, one award (which currently does not have a value in excess of $100,000) was made under the Cash Incentive Plan to one of the Named Executive Officers. No further awards were made under the Cash Incentive Plan.

      Severance Agreements. Integrity has entered into severance agreements (the "Severance Agreements") with certain Named Executive Officers as well as other senior officers of Integrity. The Severance Agreements provide for the payment of severance benefits to such persons upon their termination of employment by Integrity without cause. Such persons are not entitled to severance benefits under the Severance Agreement if they voluntarily resign, quit, abandon their job or cannot perform their duties due to death or disability. In addition, if an officer is entitled to severance benefits upon termination of employment under the terms of a Change in Control Agreement, as described above, the officer shall not be entitled to any benefits under the Severance Agreement.

STOCKHOLDER RETURN COMPARISON

      The line graph below compares cumulative stockholder returns on Integrity's Class A Common Stock with the cumulative stockholder returns on the Nasdaq Stock Market (U.S. Companies) and a Peer Index over the period beginning December 31, 1996 through December 31, 2001 (assuming the investment of $100 on December 31, 1996, and reinvestment of all dividends).

                          YEAR-END CUMULATIVE RETURNS
                     COMPARISON OF CUMULATIVE TOTAL RETURNS

                              (PERFORMANCE CHART)

                                                          DECEMBER 31
                                   ---------------------------------------------------------
                                    1996      1997      1998      1999      2000      2001
                                   -------   -------   -------   -------   -------   -------
Integrity Incorporated             100.000    76.923   230.769   192.308   180.769   387.692
The Nasdaq Stock Market            100.000   122.477   172.680   320.832   192.977   153.121
Peer Index                         100.000   150.099   155.743   198.289   170.072   170.104

      Total return calculations for the Nasdaq Stock Market (U.S. Companies) and the Peer Index were prepared by the Center for Research in Security Prices, The University of Chicago. The Peer Index is based upon the companies comprising the Publishing Index in the Dow Jones Media Industry Group. Specific information regarding the companies comprising the Peer Index will be provided to any stockholder upon request to Donald S. Ellington, at Integrity.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

      The Compensation Committee of the Board of Directors has furnished the following report on executive compensation:

      Overview and Philosophy. The Compensation Committee of the Board of Directors (the "Compensation Committee") is responsible for reviewing and making decisions under a delegation of authority from the Board with respect to salaries, wages, bonuses, stock options and other benefits for executive officers of Integrity.

      The objectives of Integrity's executive compensation program are to:

      -- Encourage the achievement of company performance by providing compensation which directly relates to the performance of the individual and the achievement of internal strategic objectives.

      -- Establish compensation policies and guidelines that will attract and retain qualified personnel through an overall level of compensation opportunity that is competitive within Integrity's industry.

      -- Promote a direct relationship between compensation and company performance by facilitating executive officer stock ownership through stock option awards.

      Overall, Integrity's executive officer compensation program is comprised of base salary, annual cash incentive bonus compensation, long-term incentive compensation in the form of stock options, and various other benefits, including a medical plan, which are generally available to all employees of Integrity.

      Base Salary. The base salaries for Integrity's executive officers vary depending on the responsibilities of the officers. While the executive officer base salary compensation is designed to be competitive with other companies in Integrity's industry, Integrity believes that the bonus compensation described below better serves the compensation philosophy of Integrity.

      2001 Cash Incentive Compensation. In order to maximize the commonality of interests of Integrity's stockholders and its management, Integrity awards cash bonuses based on Integrity's operating performance. Integrity's budgeted financial performance goals are set at the beginning of each fiscal year and cash bonuses are then awarded in the judgment of the Compensation Committee based on the achievement of budgeted targets and the individual performance of the officer. As a result of their performance, a number of Integrity's officers received cash bonuses for fiscal year 2001. The bonuses paid to the Named Executive Officers with respect to fiscal year 2001 are set forth in the Summary Compensation Table.

      Stock Options and Restricted Stock. The stock option programs of Integrity are long-term incentive plans for executive officers and employees intended to relate employee and stockholder long-term interests by creating a strong and direct link between compensation and stockholder returns. In general, stock option awards are granted on an annual basis if warranted by Integrity's growth and profitability. To encourage long-term performance, options generally vest over a five-year period. The Compensation Committee considers current stock ownership and option holdings in deciding the number of options to be awarded to each recipient. In fiscal 2001, Integrity awarded 50,000 shares of restricted Class A Common Stock to an executive officer.

      Compensation of Chief Executive Officer. In fiscal 2001, the Chief Executive Officer of Integrity, Mr. P. Michael Coleman, was compensated pursuant to an unwritten employment agreement approved by the Board of Directors of Integrity prior to Integrity's initial public offering in July 1994. Under the agreement, Mr. Coleman received a base salary of $322,361 during fiscal 2001. In addition, Mr. Coleman received a bonus award of $400,226 in 2001. The amount of Mr. Coleman's compensation is determined by the Compensation Committee. Integrity did not make any awards, including stock options or restricted stock, to Mr. Coleman under the 2001 Long-Term Incentive Plan in 2001.

      The Compensation Committee has adopted several plans and agreements designed to assist Integrity in retaining key employees of outstanding ability when considering various alternatives to enhance stockholder value, including business transactions with third parties. These plans and agreements are designed to offer key employees an increased incentive to join or continue in the service of Integrity and to increase their efforts for its welfare by participating in the growth of Integrity. Specifically, the Compensation Committee adopted a form of Change in Control Agreement and a form of Severance Agreement, which were used with various key employees.

      Section 162(m) of the Internal Revenue Code (the "Code") adopted as part of the Revenue Reconciliation Act of 1993, generally limits to $1 million the deduction that can be claimed by any publicly-held corporation for compensation paid to any "covered employee" in any taxable year beginning after December 31, 1993. The term covered employee for this purpose is defined generally as the Chief Executive Officer and the four other highest paid employees of the corporation. Performance-based compensation is outside the scope of the $1 million limitation, and hence, generally can be deducted by a publicly-held corporation without regard to amount, provided that, among other requirements, such compensation is approved by the stockholders. The Compensation Committee has not formulated, and, given the current levels of executive compensation in Integrity, does not foresee the need in the immediate future to formulate, a policy for Integrity with regard to Section 162(m) and executive compensation. Generally speaking, the Compensation Committee's executive compensation policies are performance-based.

COMPENSATION COMMITTEE
Heeth Varnedoe III, Chairman
Jimmy M. Woodward
William A. Jolly

CERTAIN TRANSACTIONS

      On April 5, 2002, Integrity acquired from Elizabeth Ann Williamson all of the issued and outstanding capital stock of Enlight, Inc., a Tennessee corporation wholly owned by Mrs. Williamson, for a cash payment of $250,000. Enlight, Inc.'s principal asset consists of a domain name. Byron D. Williamson is the President and Chief Executive Officer of Integrity Publishers, Inc., a direct, wholly owned subsidiary of Integrity, and Mrs. Williamson is his spouse.

      Don Moen, who serves as Integrity's Executive Vice President and Creative Director, is also one of Integrity's exclusive songwriters and artists. In this capacity, Mr. Moen received payments of approximately $420,000 in royalties during the fiscal year ended December 31, 2001.

      Integrity's Board of Directors has adopted a policy that requires that transactions between Integrity and its officers, directors or other affiliates to be on terms no less favorable to Integrity than could be obtained from unaffiliated third parties on an arm's-length basis and, further, that any such transaction shall be approved by a majority of Integrity's directors who have no interest in any such transaction.

                                  PROPOSAL II

           APPROVAL OF AMENDMENT OF THE CERTIFICATE OF INCORPORATION
                      TO CHANGE INTEGRITY'S CORPORATE NAME

      The Board of Directors has unanimously adopted a resolution to amend Integrity's Certificate of Incorporation, as previously amended, to change Integrity's corporate name to "Integrity Media, Inc." If approved by the stockholders at the Annual Meeting, Article I of Integrity's Certificate of Incorporation would be amended to read in its entirety as follows: "The name of the corporation is Integrity Media, Inc. (the "Corporation")."

      The Board of Directors believes that changing the name to Integrity Media, Inc. will serve to more clearly define Integrity's expansion into other forms of media, as evidenced by the establishment in 2001 of a new subsidiary, Integrity Publishers, Inc., to produce, market and distribute Christian books.

      If the name change is approved by the stockholders at the Annual Meeting, Integrity will thereafter file a Certificate of Amendment to its Certificate of Incorporation with the Delaware Secretary of State amending Article I, which will become effective at the close of business on the date the Secretary of State accepts the filing.

      The change of name will not in any way affect the validity or transferability of outstanding stock certificates or otherwise change the capital structure of Integrity. Stockholders should not return their existing certificates to Integrity or its transfer agent, but instead should retain their certificates. If the name change is approved, Integrity will apply to the Nasdaq National Market for the continued listing of the Class A Common Stock under the new corporate name.

      THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE AMENDMENT TO CHANGE INTEGRITY'S CORPORATE NAME. IF A CHOICE IS SPECIFIED ON THE PROXY BY THE STOCKHOLDER, THE SHARES WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED FOR APPROVAL OF THE AMENDMENT. THE AFFIRMATIVE VOTE OF A MAJORITY OF THE VOTING POWER OF ALL THE SHARES OF CLASS A COMMON STOCK AND CLASS B COMMON STOCK ENTITLED TO VOTE GENERALLY IN THE ELECTION OF DIRECTORS, VOTING TOGETHER AS A SINGLE CLASS, PROVIDED A QUORUM IS PRESENT, IS REQUIRED FOR THE APPROVAL OF THE AMENDMENT.

                                  PROPOSAL III

                     APPROVAL OF THE INTEGRITY INCORPORATED
                         2001 LONG-TERM INCENTIVE PLAN

      On November 2, 2001, Integrity's Board of Directors adopted the Integrity Incorporated 2001 Long-Term Incentive Plan (the "2001 LTIP"). The 2001 LTIP became effective as of its approval by the Board of Directors. Integrity currently maintains the Integrity Incorporated 1999 Long-Term Incentive Plan (the "Prior Plan"), under which there were 2,278 shares of Class A Common Stock available for issuance as of February 28, 2002. If the stockholders approve the 2001 LTIP, Integrity will make no further awards under the Prior Plan and any remaining unissued shares under the Prior Plan will be returned to Integrity.

      Integrity has reserved for issuance upon the grant or exercise of awards pursuant to the 2001 LTIP 400,000 shares of the authorized but unissued shares of Class A Common Stock.

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE PROPOSAL TO APPROVE THE 2001 LTIP. IF A CHOICE IS SPECIFIED ON THE PROXY BY THE STOCKHOLDER, THE SHARES WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED FOR APPROVAL OF THE 2001 LTIP. THE

AFFIRMATIVE VOTE OF THE MAJORITY OF THE SHARES OF CLASS A COMMON STOCK AND CLASS B COMMON STOCK PRESENT IN PERSON OR REPRESENTED BY PROXY AT THE MEETING AND ENTITLED TO VOTE ON THE SUBJECT MATTER, PROVIDED A QUORUM IS PRESENT, IS REQUIRED FOR THE APPROVAL OF THE 2001 LTIP.

      A summary of the 2001 LTIP is set forth below. The summary is qualified in its entirety by reference to the full text of the 2001 LTIP, which is attached to this Proxy Statement as Appendix A.

SUMMARY OF THE 2001 LTIP

      Purpose. The purpose of the 2001 LTIP is to promote the success, and enhance the value, of Integrity by linking the personal interests of employees, officers and directors to those of the stockholders, and by providing such employees, officers and directors with an incentive for outstanding performance.

      Permissible Awards. The 2001 LTIP authorizes the granting of awards to employees, officers and directors of Integrity or its subsidiaries in the following forms: (i) options to purchase shares of Class A Common Stock, which may be incentive stock options or nonqualified stock options, (ii) stock appreciation rights ("SARs"), (iii) performance shares; (iv) restricted stock; or (v) any other right or interest relating to Class A Common Stock or cash.

      Limitations on Awards. Not more than 50% of the shares authorized under the 2001 LTIP may be granted as awards of restricted or unrestricted stock. The maximum number of shares of Class A Common Stock with respect to one or more options and/or SARs that may be granted during any one calendar year under the 2001 LTIP to any one participant is 200,000; provided, however, that in connection with his or her initial employment with Integrity, a participant may be granted options or SARs with respect to up to an additional 100,000 shares of stock, which shall not count against the foregoing annual limit. The maximum fair market value of any awards (other than options and SARs) that may be received by a participant (less any consideration paid by the participant for such award) during any one calendar year under the 2001 LTIP is $5,000,000. The number of shares available under the 2001 LTIP and the annual grant limitations are subject to adjustment by the Compensation Committee of the Board of Directors of Integrity (the "Committee") to prevent dilution in the event of a corporate transaction involving Integrity (including any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares). To the extent that an award is canceled, terminates, expires or lapses for any reason, or is settled in cash, any shares of Class A Common Stock subject to the award will again be available for the grant of an award under the 2001 LTIP.

      Administration. The 2001 LTIP will be administered by the Committee. The Committee has the power, authority and discretion to designate participants; determine the type or types of awards to be granted to each participant and the number, terms and conditions thereof; establish, adopt or revise any rules and regulations as it may deem necessary or advisable to administer the 2001 LTIP; and make all other decisions and determinations that may be required under, or as the Committee deems necessary or advisable to administer, the 2001 LTIP.

      Stock Options. The Committee is authorized to grant options under the 2001 LTIP, which may be incentive stock options or nonqualified stock options. All options will be evidenced by a written award agreement between Integrity and the participant, which will include such provisions as may be specified by the Committee; provided, however that the exercise price may not be less than the fair market value of a share of Class A Common Stock on the date the option is granted. The terms of an incentive stock option must meet the requirements of
Section 422 of the Code. No option granted under the 2001 LTIP may be exercisable for more than ten years from the date of the grant.

      Upon exercise of any option, payment for shares of Class A Common Stock as to which the option is exercised shall be made in such manner and at such time or times as shall be provided in the option agreement, including cash, shares of Class A Common Stock previously acquired by the optionee, other property (including cashless exercise arrangements). If all or part of the exercise price is paid in shares of Class A Common Stock, the value of such shares will be equal to the fair market value of such shares as of the date of exercise.

      SARs. The Committee may grant SARs to participants. Upon the exercise of an SAR, the participant has the right to receive the excess, if any, of the fair market value of one share of Class A Common Stock on the date of exercise, over the grant price of the SAR, as determined by the Committee, which will not be less than the fair market value of one share of Class A Common Stock on the date of grant. All awards of SARs will be evidenced by an award agreement, reflecting the terms, methods of exercise, methods of settlement, form of consideration payable in settlement, and any other terms and conditions of the SAR, as determined by the Committee at the time of grant.

      Performance Shares. The Committee may grant performance shares to participants on such terms and conditions as may be selected by the Committee. The Committee will have the complete discretion to determine the number of performance shares granted to each participant and to set performance goals and other terms or conditions to payment of the performance shares in its discretion which, depending on the extent to which they are met, will determine the number and value of performance shares that will be paid to the participant.

      Restricted Stock Awards. The Committee may make awards of restricted stock to participants, which will be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote the restricted stock or the right to receive dividends, if any, on the restricted stock).

      Other Stock-Based Awards. The Committee may, subject to limitations under applicable law, grant to participants such other awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to shares of Class A Common Stock, as deemed by the Committee to be consistent with the purposes of the 2001 LTIP, including without limitation shares of Class A Common Stock awarded purely as a "bonus" and not subject to any restrictions or conditions, convertible or exchangeable debt securities, other rights convertible or exchangeable into shares of Class A Common Stock, and awards valued by reference to book value of shares of Class A Common Stock or the value of securities of or the performance of specified Parents or Subsidiaries of Integrity. The Committee will determine the terms and conditions of any such awards.

      Performance Goals. The Committee may designate any award as a qualified performance-based award in order to make the award fully deductible without regard to the $1,000,000 deduction limit imposed by Section 162(m) of the U.S. Tax Code. If an award is so designated, the Committee must establish objectively determinable performance goals for the award based on one or more of the following performance criteria: (a) the achievement by Integrity or a Parent or Subsidiary of a specified target return, or target growth in return, on equity or assets, (b) Integrity's stock price, (c) the achievement by Integrity or a Parent or Subsidiary (or any business unit of such entity) of a specified target, or target growth in, revenues, net income or earnings per share, (d) the achievement of objectively determinable goals with respect to service or product delivery, service or product quality, customer satisfaction, meeting budgets and/or retention of employees, or (e) any combination of the goals set forth in
(a) through (d) above. Furthermore, the Committee may for any reason reduce (but not increase) any such award, notwithstanding the achievement of a specified goal. If an award is made on such basis, the Committee must establish goals prior to the beginning of the period for which such performance goal relates (or such other date as may be permitted or required under Code Section 162(m)). Any payment of an award granted with performance goals will be conditioned on the written certification of the Committee in each case that the performance goals and any other material conditions were satisfied. The LTIP is intended to comply with Section 162(m) of the U.S. Tax Code so that the grant of options under the LTIP will be excluded from the calculation of annual compensation for purposes of Section 162(m) of the U.S. Tax Code and will be fully deductible by Integrity, whether or not the vesting of such options is based upon the performance goals.

      Limitations on Transfer; Beneficiaries. No award will be assignable or transferable by a participant other than by will or the laws of descent and distribution or, except in the case of an incentive stock option, pursuant to a qualified domestic relations order; provided, however, that the Committee may (but need not) permit other transfers where the Committee concludes that such transferability (i) does not result in accelerated taxation, (ii) does not cause any option intended to be an incentive stock option to fail to be described in Code Section 422(b), and (iii) is otherwise appropriate and desirable, taking into account any factors deemed relevant, including without limitation, any state or federal tax or securities laws or regulations applicable to transferable awards. A participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the participant and to receive any distribution with respect to any award upon the participant's death.

      Acceleration Upon Certain Events. In the event of a Change in Control of Integrity (as defined in the 2001 LTIP), all outstanding options, SARs and other awards in the nature of rights that may be exercised will become fully vested and all restrictions on all outstanding awards will lapse. Regardless of whether an event described above shall have occurred, the Committee may in its sole discretion declare all outstanding options, SARs and other awards in the nature of rights that may be exercised to become fully vested, and/or all restrictions on all outstanding awards to lapse, in each case as of such date as the Committee may, in its sole discretion, declare. The Committee may discriminate among participants or among awards in exercising such discretion.

TERMINATION AND AMENDMENT

      The Board or the Committee may, at any time and from time to time, terminate, amend or modify the 2001 LTIP without stockholder approval; provided, however, that the Committee may condition any amendment on the approval of stockholders of Integrity if such approval is necessary or deemed advisable with respect to tax, securities or other applicable laws, policies or regulations. The Committee may amend any outstanding award, but such amendment shall not, without the participant's consent, reduce or diminish the value of such award determined as if it had been exercised, vested, cashed in or otherwise settled on the date of such amendment, and provided further that the original term of any option may not be extended and, except as otherwise provided in the anti-dilution provision of the 2001 LTIP, the exercise price of any option may not be reduced. No termination, amendment, or modification of the 2001 LTIP may adversely affect any award previously granted under the 2001 LTIP, without the written consent of the participant.

FEDERAL INCOME TAX CONSEQUENCES

      The following is a brief general description of the consequences under the Internal Revenue Code and current federal income tax regulations of the receipt or exercise of awards under the 2001 LTIP.

      Nonqualified Stock Options. There will be no federal income tax consequences to either Integrity or the participant upon the grant of a nonqualified stock option. However, the participant will recognize ordinary income on the exercise of the nonqualified stock option in an amount equal to the excess of the fair market value of the Class A Common Stock acquired upon the exercise of such option over the exercise price, and Integrity will receive a corresponding deduction (subject to the limitations of Section 162(m) of the U.S. Tax Code). The gain, if any, realized upon the subsequent disposition by the participant of the Class A Common Stock will constitute short-term or long-term capital gain, depending on the participant's holding period.

      Incentive Stock Options. There typically will be no federal income tax consequences to either Integrity or the participant upon the grant of an incentive stock option or the exercise thereof by the participant. If the participant holds the shares of Class A Common Stock for the greater of two years after the date the option was granted or one year after the acquisition of such shares of Class A Common Stock (the "required holding period"), the difference between the aggregate exercise price and the amount realized upon disposition of the shares of Class A Common Stock will constitute long-term capital gain or loss, and Integrity will not be entitled to a federal income tax deduction. If the optionee disposes of the shares of Class A Common Stock in a sale, exchange or other disqualifying disposition during the required holding period, the participant will realize taxable ordinary income in an amount equal to the excess of (a) the fair market value of the Class A Common Stock purchased at the time of exercise or (b) the sale price, whichever is less, over the aggregate option price, and Integrity will be entitled to a federal income tax deduction equal to such amount (subject to the limitations of Section 162(m) of the U.S. Tax Code). While the exercise of an incentive stock option does not result in current taxable income, the excess of the fair market value of the optionee's shares at the time of exercise over the exercise price will be an item of adjustment for purposes of determining the optionee's alternative minimum taxable income.

      Transfers of Options. The Committee may, but is not required to, permit the transfer of nonqualified stock options and other awards granted under the 2001 LTIP. Based on current tax and securities regulations, such transfers, if permitted, are likely to be limited to gifts of nonqualified stock options to members of the participant's immediate family or certain entities controlled by the participant or such family members. The following paragraphs summarize the likely income, estate, and gift tax consequences to the participant, Integrity, and the transferee, under present federal tax regulations, upon the transfer and exercise of such options. The tax effect of transferring nonqualified stock options may vary depending upon the particular circumstances. Under the Internal Revenue Code, incentive stock options cannot be transferred other than by will or the laws of descent and distribution.

      Federal Income Tax. There will be no federal income tax consequences to the participant, Integrity or the transferee upon the transfer of a nonqualified stock option. However, the participant will recognize ordinary income when the transferee exercises the option, in an amount equal to the excess of the fair market value of the option shares upon the exercise of such option over the exercise price, and Integrity will be allowed a corresponding deduction, subject to certain limitations under Section 162(m) of the U.S. Tax Code. The gain, if any, realized upon the transferee's subsequent sale or disposition of the option shares will constitute short-term or long-term capital gain to the transferee, depending on the transferee's holding period. The transferee's basis in the stock will be the fair market value of such stock at the time of exercise of the option.

      Federal Estate and Gift Tax. If a participant transfers a nonqualified stock option during the participant's life but before the option has become exercisable, the participant will not be treated as having made a completed gift for federal gift tax purposes until the option becomes exercisable. However, if the participant transfers a fully exercisable option during life, the participant will be treated as having made a completed gift for federal gift tax purposes at the time of the transfer. If a participant transfers an option by reason of the participant's death, the option will be included in the participant's gross estate for federal estate tax purposes. The value of such option for federal estate or gift tax purposes may be determined using a "Black-Scholes" or other appropriate option pricing methodology, in accordance with IRS requirements.

      SARs. A participant receiving a SAR will not recognize income, and Integrity will not be allowed a tax deduction, at the time the award is granted. When a participant exercises the SAR, the amount of cash and the fair market value of any shares of Class A Common Stock received will be ordinary income to the participant and will be allowed as a deduction for federal income tax purposes to Integrity (subject to the limitations of Section 162(m) of the U.S. Tax Code).

      Restricted Stock. Unless a participant makes an election to accelerate recognition of the income to the date of grant as described below, the participant will not recognize income, and Integrity will not be allowed a tax deduction, at the time a restricted stock award is granted. When the restrictions lapse, the participant will recognize ordinary income equal to the fair market value of the common stock as of that date (less any amount he or she paid for the stock), and Integrity will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under IRC Section 162(m). If the participant files an election under Code Section 83(b) within 30 days after the date of grant of the restricted stock, he or she will recognize ordinary income as of the date of grant equal to the fair market value of the stock as of that date (less any amount paid for the stock), determined as if the stock was not restricted, and Integrity will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under IRC Section 162(m). Any future appreciation in the stock will be taxable to the participant at capital gains rates. However, if the stock is later forfeited, the participant will not be able to recover the tax previously paid pursuant to the IRC Section 83(b) election.

      Performance Awards. A participant generally will not recognize income, and Integrity will not be allowed a tax deduction, at the time performance awards are granted, so long as the awards are subject to a substantial risk of forfeiture. When the participant receives or has the right to receive payment of cash or shares under the performance award, the cash amount of the fair market value of the shares of stock will be ordinary income to the participant, and Integrity will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under IRC Section 162(m) limitations.

BENEFITS TO NAMED EXECUTIVE OFFICERS AND OTHERS

      As of the date of this Proxy Statement, the only award granted under the 2001 LTIP was an award of 50,000 shares of restricted stock to Daniel D. McGuffey on November 2, 2001, which vests in its entirety on November 2, 2008. As of February 28, 2002, there were approximately 185 employees (including all current executive officers) and directors eligible to participate in the 2001 LTIP. Any awards under the 2001 LTIP will be made at the discretion of the Committee. Consequently, it is not presently possible to determine either the benefits or amounts that will be received by any particular person or group pursuant to the 2001 LTIP.

                                  PROPOSAL IV

         APPROVAL OF THE INTEGRITY INCORPORATED 2002 STOCK OPTION PLAN
                             FOR OUTSIDE DIRECTORS

      On February 15, 2002, Integrity's Board of Directors adopted the Integrity Incorporated 2002 Stock Option Plan for Outside Directors ("2002 Director Plan"), subject to approval by the stockholders at the Annual Meeting. Integrity has reserved 60,000 shares of Class A Common Stock for issuance in connection with options and awards under the 2002 Director Plan. If approved by the stockholders at the Annual Meeting, the 2002 Director Plan will be effective as of its adoption by the stockholders.

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE PROPOSAL TO APPROVE THE 2002 DIRECTOR PLAN. IF A CHOICE IS SPECIFIED ON THE PROXY BY THE STOCKHOLDER, THE SHARES WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED FOR APPROVAL OF THE 2002 DIRECTOR PLAN. THE AFFIRMATIVE VOTE OF THE MAJORITY OF THE SHARES OF CLASS A COMMON STOCK AND CLASS B COMMON STOCK PRESENT IN PERSON OR REPRESENTED BY PROXY AT THE MEETING AND ENTITLED TO VOTE ON THE SUBJECT MATTER, PROVIDED A QUORUM IS PRESENT, IS REQUIRED FOR THE APPROVAL OF THE 2002 DIRECTOR PLAN.

      A summary of the 2002 Director Plan is set forth below. The summary is qualified in its entirety by reference to the full text of the 2002 Director Plan, which is attached to this Proxy Statement as Appendix B.

SUMMARY OF THE 2002 DIRECTOR PLAN

PURPOSE

      The Board of Directors believes that stock ownership is an important incentive for non-employee directors. The purpose of the 2002 Director Plan is to advance the interests of Integrity by encouraging ownership of our Class A Common Stock by non-employee directors, thereby giving them an increased incentive to devote their efforts to the success of Integrity. Integrity believes that the 2002 Director Plan will afford a means of attracting persons of outstanding quality to service on the Board.

ELIGIBILITY

      Each member of Integrity's Board of Directors who is not a current or former employee of Integrity or a member of the immediate family of a current or former employee of Integrity will be a participant in the 2002 Director Plan.

ADMINISTRATION

      Grants of awards under the 2002 Director Plan are automatic. The 2002 Director Plan is intended to be a "formula plan" for purposes of Section 16(b) of the Securities Exchange Act of 1934. However, the 2002 Director Plan will be administered and interpreted by the Board or by the compensation committee of the Board. Subject to the express provisions of the 2002 Director Plan, the administrator will have authority to interpret the 2002 Director Plan, and to make all other determinations necessary or advisable for the administration of the 2002 Director Plan.

SHARES SUBJECT TO 2002 DIRECTOR PLAN

      Shares subject to the 2002 Director Plan may be authorized but unissued shares or shares that were once issued and subsequently reacquired by Integrity. The total number of shares of Common Stock for which options may be granted under the 2002 Director Plan is 60,000 shares, subject to adjustment in accordance with the 2002 Director Plan. If any outstanding option expires or is terminated prior to the end of the period during which options may be granted under the 2002 Director Plan, the shares of Common Stock allocable to the unexercised portion of such option may again be subject in whole or in part to an award of options under the 2002 Director Plan.

TERMS AND CONDITIONS OF AWARDS

      Awards granted pursuant to the 2002 Director Plan will be subject to the following terms and conditions:

      Annual Grants. On the dates of each annual meeting of the stockholders of Integrity, beginning in 2002 and ending in 2012, each non-employee director then serving in such capacity will receive an option to purchase 5,000 shares of Common Stock, subject to adjustment as provided in the 2002 Director Plan, and subject to the continued availability of shares under the 2002 Director Plan.

      Vesting Schedule. All options granted under the 2002 Director Plan will vest in full on the day that is six months and one day after the date of grant, or upon the earlier death of the holder.

      Exercise Price. The per share exercise price of each option will be the fair market value of a share of Common Stock on the date of grant.

      Payment. An option may be exercised by giving written notice to Integrity stating the number of shares with respect to which the option is being exercised. The exercise price shall be payable in cash or in a broker-assisted cashless exercise. The exercise price may not be paid by surrendering shares of Common Stock or other property.

      Term. Each option granted under the 2002 Director Plan will, to the extent not previously exercised, terminate and expire on the date five (5) years after the date of grant of the option, unless earlier terminated as provided in the 2002 Director Plan.

      Effect of Termination of Directorship or Death. In the event an optionee ceases to be a member of the Board for any reason other than death, any unvested portion of options granted to him will immediately terminate, and any vested but unexercised portion of an option will remain exercisable until the earlier of
(i) the scheduled expiration date of the option, or (ii) 90 days after the date of the optionee's termination as a director, or (iii) the date of termination of the optionee's service as a director if such termination was for cause. In the event that an optionee ceases to be a member of the Board by reason of death, his options will become fully vested and remain exercisable by the optionee's legal representatives or heirs until the earlier of (i) the scheduled expiration date of the option, or (ii) one year after the date of the optionee's death.

      Assignment of Options. Options granted under the 2002 Director Plan will not be transferable by the optionee other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations. During the lifetime of the optionee, the options will be exercisable only by the optionee.

      Adjustments. If any change is made in the Common Stock through recapitalization, stock dividend, stock split or otherwise, the 2002 Director Plan and outstanding options will be automatically and appropriately adjusted, including the maximum number of shares subject to the 2002 Director Plan and the number of shares and price per share of stock subject to outstanding options. In the event of certain mergers or reorganizations, the surviving corporation will be required to assume any options outstanding under the 2002 Director Plan or substitute similar options. Otherwise, the outstanding options will vest in full, the holders will be given reasonable opportunity to exercise the options prior to the consummation of such transaction, and the options will be terminated if not exercised prior to the consummation of such transaction. If there is no surviving corporation, all outstanding options will expire.

TERMINATION AND AMENDMENT

      The 2002 Director Plan will automatically terminate ten years after its effective date, but the Board may terminate the 2002 Director Plan at any time prior to that date. The Board may amend the 2002 Director Plan, but an amendment will be subject to stockholder approval if it would change the maximum number of shares of Common Stock that may be granted under the 2002 Director Plan, extend the termination date of the 2002 Director Plan, change the number of shares subject to each option or the exercise price, or change the eligibility for participation in the 2002 Director Plan. Termination or amendment of the 2002 Director Plan may not alter or impair any of the rights or obligations under any option unless the optionee consents.

NO RIGHTS AS STOCKHOLDER

      The holder of an option will not have any rights of a stockholder with respect to the shares covered by the option, except to the extent that one or more certificates for such shares will be delivered upon the due exercise of the option.

NO IMPLIED RIGHTS OF CONTINUED BOARD SERVICE

      The grant of any award pursuant to the 2002 Director Plan will not confer upon any recipient thereof any rights of continued service on the Board of Directors of Integrity or affect the right of Integrity to terminate the directorship of the holder at any time.

FEDERAL INCOME TAX EFFECTS

      The options granted under the 2002 Director Plan will be non-qualified stock options. There will be no federal income tax consequences to either Integrity or the director upon the grant of an option under the 2002 Director Plan. However, the director will recognize ordinary income on the exercise of the option in an amount equal to the excess of the fair market value of the Class A Common Stock acquired upon the exercise of the option over the exercise price, and Integrity will receive a corresponding deduction. The gain, if any, realized upon the subsequent disposition by the director of the Class A Common Stock will constitute short-term or long-term capital gain, depending on the director's holding period.

BENEFITS TO NON-EMPLOYEE DIRECTORS

      Only non-employee directors who also are not immediate family members of current or former employees of Integrity are entitled to participate in the 2002 Director Plan (currently four (4) persons). The following table shows the benefits that will accrue under the 2002 Director Plan, for each year that it is in effect, to the persons and groups indicated.

                    NAME AND POSITION                       DOLLAR VALUE ($)   NO. OF OPTIONS
                    -----------------                       ----------------   --------------
All non-employee directors, as a group
  (currently four (4) persons)                                     (1)             20,000(2)

---------------

(1) On a per share basis, this amount will be equal to the excess of the fair market value of the Common Stock on the date of exercise of the option over the fair market value of the Common Stock on the date of grant. The closing price of Integrity's Common Stock on the Nasdaq National Market was $5.26 per share as of March 15, 2002.
(2) Represents the number of options to be granted each year while the 2002 Director Plan is in effect, assuming there are four (4) non-employee directors serving in such year.

                                   PROPOSAL V

                     RATIFICATION OF SELECTION OF AUDITORS

      Integrity's Board of Directors, based on the proposal of the Audit Committee, has selected PricewaterhouseCoopers LLP to conduct the annual audit of the financial statements of Integrity for the fiscal year ending December 31, 2002. PricewaterhouseCoopers LLP conducted the annual audit of Integrity's financial statements for the fiscal year ended December 31, 2001. PricewaterhouseCoopers LLP has no financial interest, direct or indirect, in Integrity and does not have any relationship with Integrity except in its professional capacity as an independent auditor.

      The ratification by the holders of Class A Common Stock and Class B Common Stock of the selection of PricewaterhouseCoopers LLP as independent auditors is not required by law or by the Bylaws of Integrity. The Board of Directors, consistent with the practice of many publicly held corporations, is nevertheless submitting this selection to the holders of Class A Common Stock and Class B Common Stock. If this selection is not ratified by the stockholders at the Annual Meeting, the Board of Directors intends to reconsider its selection of independent auditors for the fiscal year ending December 31, 2002. Even if the selection is ratified, the Board of Directors in its sole discretion may direct the appointment of a different independent accounting firm at any time during the fiscal year if the Board determines that such a change would be in the best interests of Integrity and its stockholders.

      Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting and will have an opportunity to make a statement, if they so desire, and respond to appropriate questions from stockholders.

AUDIT FEES

      PricewaterhouseCoopers LLP has billed Integrity an aggregate of $190,570, including out-of-pocket expenses, for professional services rendered for its audit of Integrity's financial statements for the 2001 fiscal year and for its reviews of the financial statements included in Integrity's Forms 10-Q for the 2001 fiscal year and for services related to such audit and reviews.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

      PricewaterhouseCoopers LLP has not billed, nor has it performed, any services for Integrity that relate to the design and/or implementation of any financial information systems.

ALL OTHER FEES

      PricewaterhouseCoopers LLP has billed Integrity an aggregate of $221,313 for professional services that were not related to the audit and/or review of Integrity's financial statements.

      THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS INTEGRITY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2002. IF A CHOICE IS SPECIFIED ON THE PROXY BY THE STOCKHOLDER, THE SHARES WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED FOR RATIFICATION. THE AFFIRMATIVE VOTE OF THE MAJORITY OF THE SHARES OF CLASS A COMMON STOCK AND CLASS B COMMON STOCK PRESENT IN PERSON OR REPRESENTED BY PROXY AT THE MEETING AND ENTITLED TO VOTE ON THE SUBJECT MATTER, PROVIDED A QUORUM IS PRESENT, IS REQUIRED FOR APPROVAL OF PROPOSAL V.

                             STOCKHOLDER PROPOSALS
                    FOR 2003 ANNUAL MEETING OF STOCKHOLDERS

      Nominations by stockholders for director elections and other proposals of stockholders, intended to be presented at the 2003 Annual Meeting of Stockholders, together with certain related information specified in Rule 14a-8 of the Securities and Exchange Act of 1934, should be submitted by certified mail, return receipt requested, and must be received by Integrity at its executive offices in Mobile, Alabama on or before December 14, 2002, to be eligible for inclusion in Integrity's Proxy Statement and the proxy card relating to that meeting. Any stockholder proposal must be in writing and must set forth (i) a description of the business desired to be brought before the meeting and the reasons for conducting the business at the meeting, (ii) the name and address, as they appear on Integrity's books, of the stockholder submitting the proposal, (iii) the class and number of shares that are beneficially owned by such stockholder, (iv) a statement in support of the proposal and (v) any other information required by the rules and regulations of the Securities and Exchange Commission. Nominations and other proposals of stockholders that are submitted to Integrity after December 14, 2002, may be excluded from Integrity's proxy materials for the 2003 Annual Meeting of Stockholders and will otherwise be subject to Rule 14a-8 of the Securities and Exchange Commission.

                                 OTHER MATTERS

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934 requires Integrity's officers and directors, and persons who own more than ten percent of a registered class of Integrity's equity securities, to file reports of ownership and changes in ownership of such securities with the Securities and Exchange Commission and the National Association of Securities Dealers, Inc. Integrity's officers, directors and greater than ten percent beneficial owners are required by applicable regulations to furnish Integrity with copies of all Section 16(a) forms that they file.

      Based solely upon a review of the copies of the forms furnished to Integrity, or written representations from certain reporting persons that no other reports were required, except as set forth below, Integrity believes that during fiscal 2001 all of its officers and directors and greater than ten percent beneficial owners complied with all applicable filing requirements.

      On October 10, 2001, Chris E. Thomason, Senior Vice President of Integrity's Creative Group, filed a Form 4 required as a result of his sale of Class A Common stock on August 20, 2001. On December 7, 2001, Byron Williamson filed a Form 3 required as a result of his appointment to President and Chief Executive Officer of Integrity Publishers, Inc. on June 1, 2001. On December 7, 2001, Joseph Paul filed a Form 3 required as a result of his appointment to Senior Vice President and Publisher of Integrity Publishers, Inc. on July 21, 2001. On December 7, 2001, Robert Birkhead filed a Form 3 required as a result of his appointment to Senior Vice President, Marketing, of Integrity Publishers, Inc. on September 24, 2001.

EXPENSES OF SOLICITATION

      The cost of soliciting proxies in the accompanying form will be borne by Integrity. In addition to the use of the mails, proxies may be solicited by directors, officers or other employees of Integrity, personally, by telephone or by telegraph. Integrity does not expect to pay any compensation for the solicitation of proxies, but may reimburse brokers, custodians or other persons holding stock in their names or in the names of nominees for their expenses in sending proxy materials to principals and obtaining their instructions.

MISCELLANEOUS

      Integrity is not aware of any matters to be brought before the 2002 Annual Meeting other than as described in this Proxy Statement. Should any other matters properly come before the Annual Meeting, the persons designated as proxies will vote in accordance with their best judgment on such matters.

AVAILABILITY OF ANNUAL REPORT

      Accompanying this Proxy Statement is a copy of Integrity's Annual Report for the year ended December 31, 2001. Stockholders who would like additional copies of the Annual Report should direct their requests in writing to:
Integrity Incorporated, 1000 Cody Road, Mobile, Alabama 36695, Attention: Donald
S. Ellington.

                                                                      APPENDIX A

                             INTEGRITY INCORPORATED
                         2001 LONG-TERM INCENTIVE PLAN

                                   ARTICLE 1

                                    PURPOSE

      1.1 General. The purpose of the Integrity Incorporated 2001 Long-Term Incentive Plan (the "Plan") is to promote the success, and enhance the value, of Integrity Incorporated (the "Company"), by linking the personal interests of its employees, officers and directors to those of Company stockholders and by providing such persons with an incentive for outstanding performance. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of employees, officers and directors upon whose judgment, interest, and special effort the successful conduct of the Company's operation is largely dependent. Accordingly, the Plan permits the grant of incentive awards from time to time to selected employees, officers and directors.

                                   ARTICLE 2

                                 EFFECTIVE DATE

      2.1 Effective Date. The Plan shall be effective as of the date upon which it shall be approved by the Board (the "Effective Date"). However, the Plan shall be submitted to the stockholders of the Company for approval within 12 months of the Board's approval thereof. No Incentive Stock Options granted under the Plan may be exercised prior to approval of the Plan by the stockholders and if the stockholders fail to approve the Plan within 12 months of the Board's approval thereof, any Incentive Stock Options previously granted hereunder shall be automatically converted to Non-Qualified Stock Options without any further act. In the discretion of the Committee, Awards may be made to Covered Employees which Awards are intended to constitute qualified performance-based compensation under Code Section 162(m).

                                   ARTICLE 3

                                  DEFINITIONS

      3.1 Definitions. When a word or phrase appears in this Plan with the initial letter capitalized, and the word or phrase does not commence a sentence, the word or phrase shall generally be given the meaning ascribed to it in this Section or in Section 1.1 unless a clearly different meaning is required by the context. The following words and phrases shall have the following meanings:

             (a) "Award" means any Option, Stock Appreciation Right, Restricted Stock Award, Performance Share Award or Other Stock-Based Award, or any other right or interest relating to Stock or cash, granted to a Participant under the Plan.

             (b) "Award Agreement" means any written agreement, contract, or other instrument or document evidencing an Award.

             (c) "Board" means the Board of Directors of the Company.

             (d) "Change in Control" means and includes each of the following:

                   (1) The acquisition by any individual, entity or group
            (within the meaning of Section 13(d)(3) or 14(d)(2) of the 1934 Act) (a "Person") of beneficial ownership

            (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of 50% or more of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this subsection (1), the following acquisitions shall not constitute a Change of Control: (i) any acquisition by a Person who is on the Effective Date the beneficial owner of 50% or more of the Outstanding Company Voting Securities, (ii) any acquisition directly from the Company, (iii) any acquisition by the Company, (iv) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (v) any acquisition by any corporation pursuant to a transaction which complies with clauses (i) and (ii) of subsection (3) of this definition; or

                   (2) Individuals who, as of the Effective Date, constitute the
            Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

                   (3) Consummation of a reorganization, merger, consolidation or share exchange, or sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), in each case, unless, following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Voting Securities, and (ii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination.

             (e) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

             (f) "Committee" means the committee of the Board described in
      Article 4.

             (g) "Company" means Integrity Incorporated, a Delaware corporation.

             (h) "Covered Employee" means a covered employee as defined in Code
      Section 162(m)(3).

             (i) "Disability" means any illness or other physical or mental condition of a Participant that renders the Participant incapable of performing his customary and usual duties for the Company, or any medically determinable illness or other physical or mental condition resulting from a bodily injury, disease or mental disorder which, in the judgment of the

      Committee, is permanent and continuous in nature. The Committee may require such medical or other evidence as it deems necessary to judge the nature and permanency of the Participant's condition. Notwithstanding the above, with respect to an Incentive Stock Option, Disability shall mean Permanent and Total Disability as defined in Section 22(e)(3) of the Code.

             (j) "Effective Date" has the meaning assigned such term in Section 2.1.

             (k) "Fair Market Value", on any date, means the closing sales price of the Stock as reported on a securities exchange or the Nasdaq National Market or Nasdaq Small Cap Market on such date or, in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported, provided that if it is determined that the fair market value is not properly reflected by such market quotations, Fair Market Value will be determined by such other method as the Committee determines in good faith to be reasonable.

             (l) "Incentive Stock Option" means an Option that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

             (m) "Non-Qualified Stock Option" means an Option that is not an Incentive Stock Option.

             (n) "Option" means a right granted to a Participant under Article 7 of the Plan to purchase Stock at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Non-Qualified Stock Option.

             (o) "Other Stock-Based Award" means a right, granted to a Participant under Article 11, that relates to or is valued by reference to Stock or other Awards relating to Stock.

             (p) "Parent" means a corporation which owns or beneficially owns a majority of the outstanding voting stock or voting power of the Company. For Incentive Stock Options, the term "Parent" shall have the meaning set forth in Code Section 424(e).

             (q) "Participant" means a person who, as an employee, officer or director of the Company or any Parent or Subsidiary, has been granted an Award under the Plan.

             (r) "Performance Share" means a right granted to a Participant under Article 9, to receive cash, Stock, or other Awards, the payment of which is contingent upon achieving certain performance goals established by the Committee.

             (s) "Plan" means the Integrity Incorporated 2001 Long-Term Incentive Plan, as amended from time to time.

             (t) "Restricted Stock Award" means Stock granted to a Participant under Article 10 that is subject to certain restrictions and to risk of forfeiture.

             (u) "Stock" means the $0.01 par value Class A common stock of the Company and such other securities of the Company as may be substituted for Stock pursuant to Article 13.

             (v) "Stock Appreciation Right" or "SAR" means a right granted to a Participant under Article 8 to receive a payment equal to the difference between the Fair Market Value of a share of Stock as of the date of exercise of the SAR over the grant price of the SAR, all as determined pursuant to Article 8.

             (w) "Subsidiary" means any corporation, limited liability company, partnership or other entity of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company. For Incentive Stock Options, the term "Subsidiary" shall have the meaning set forth in Code Section 424(f).

             (x) "1933 Act" means the Securities Act of 1933, as amended from time to time.

             (y) "1934 Act" means the Securities Exchange Act of 1934, as amended from time to time.

                                   ARTICLE 4

                                 ADMINISTRATION

      4.1 Committee. The Plan shall be administered by the Compensation Committee of the Board or, at the discretion of the Board from time to time, by the Board. The Committee shall consist of two or more members of the Board. It is intended that the directors appointed to serve on the Committee shall be "non-employee directors" (within the meaning of Rule 16b-3 promulgated under the 1934 Act) and "outside directors" (within the meaning of Code Section 162(m) and the regulations thereunder) to the extent that Rule 16b-3 and, if necessary for relief from the limitation under Code Section 162(m) and such relief is sought by the Company, Code Section 162(m), respectively, are applicable. However, the mere fact that a Committee member shall fail to qualify under either of the foregoing requirements shall not invalidate any Award made by the Committee which Award is otherwise validly made under the Plan. The members of the Committee shall be appointed by, and may be changed at any time and from time to time in the discretion of, the Board. During any time that the Board is acting as administrator of the Plan, it shall have all the powers of the Committee hereunder, and any reference herein to the Committee (other than in this Section 4.1) shall include the Board.

      4.2 Action By the Committee. For purposes of administering the Plan, the following rules of procedure shall govern the Committee. A majority of the Committee shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present, and acts approved unanimously in writing by the members of the Committee in lieu of a meeting, shall be deemed the acts of the Committee. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Parent or Subsidiary, the Company's independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

      4.3 Authority of Committee. Except as provided below, the Committee has the exclusive power, authority and discretion to:

             (a) Designate Participants;

             (b) Determine the type or types of Awards to be granted to each Participant;

             (c) Determine the number of Awards to be granted and the number of shares of Stock to which an Award will relate;

             (d) Determine the terms and conditions of any Award granted under the Plan, including but not limited to, the exercise price, grant price, or purchase price, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, based in each case on such considerations as the Committee in its sole discretion determines;

             (e) Accelerate the vesting, exercisability or lapse of restrictions of any outstanding Award, based in each case on such considerations as the Committee in its sole discretion determines;

             (f) Determine whether, to what extent, and under what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Stock, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

             (g) Prescribe the form of each Award Agreement, which need not be identical for each Participant;

             (h) Decide all other matters that must be determined in connection with an Award;

             (i) Establish, adopt or revise any rules and regulations as it may deem necessary or advisable to administer the Plan;

             (j) Make all other decisions and determinations that may be required under the Plan or as the Committee deems necessary or advisable to administer the Plan; and

             (k) Amend the Plan or any Award Agreement as provided herein; and

             (l) Adopt such modifications, procedures, and subplans as may be necessary or desirable to comply with provisions of the laws of non-U.S. jurisdictions in which the Company or any Parent or Subsidiary may operate, in order to assure the viability of the benefits of Awards granted to participants located in such other jurisdictions and to meet the objectives of the Plan.

      Not withstanding the above, the Board or the Committee may expressly delegate to a special committee consisting of one or more directors who are also officers of the Company some or all of the Committee's authority under subsections (a) through (g) above with respect to those eligible Participants who, at the time of grant are not, and are not anticipated to be become, either
(i) Covered Employees or (ii) persons subject to the insider trading rules of
Section 16 of the 1934 Act.

      4.4. Decisions Binding. The Committee's interpretation of the Plan, any Awards granted under the Plan, any Award Agreement and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties.

                                   ARTICLE 5

                           SHARES SUBJECT TO THE PLAN

      5.1. Number of Shares. Subject to adjustment as provided in Section 13.1, the aggregate number of shares of Stock reserved and available for Awards or which may be used to provide a basis of measurement for or to determine the value of an Award (such as with a Stock Appreciation Right or Performance Share Award) shall be 400,000, of which not more than 50% may be granted as Awards of Restricted Stock or unrestricted Stock Awards.

      5.2. Lapsed Awards. To the extent that an Award is canceled, terminates, expires, is forfeited or lapses for any reason, any shares of Stock subject to the Award will again be available for the grant of an Award under the Plan and shares subject to SARs or other Awards settled in cash will be available for the grant of an Award under the Plan.

      5.3. Stock Distributed. Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.

      5.4. Limitation on Awards. Notwithstanding any provision in the Plan to the contrary (but subject to adjustment as provided in Section 13.1), the maximum number of shares of Stock with respect to one or more Options and/or SARs that may be granted during any one calendar year under the Plan to any one Participant shall be 200,000; provided, however, that in connection with his or her initial employment with the Company, a Participant may be granted Options or SARs with respect to up to an additional 100,000 shares of Stock, which shall not count against the foregoing annual limit. The maximum fair market value (measured as of the date of grant) of any Awards other than Options and SARs that may be received by any one Participant (less any consideration paid by the Participant for such Award) during any one calendar year under the Plan shall be $5,000,000.

                                   ARTICLE 6

                                  ELIGIBILITY

      6.1. General. Awards may be granted only to individuals who are employees, officers or directors of the Company or a Parent or Subsidiary.

                                   ARTICLE 7

                                 STOCK OPTIONS

      7.1. General. The Committee is authorized to grant Options to Participants on the following terms and conditions:

             (a) Exercise Price. The exercise price per share of Stock under an Option shall be determined by the Committee, provided that the exercise price for any Option shall not be less than the Fair Market Value as of the date of the grant.

             (b) Time and Conditions of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part, subject to Section 7.1(e). The Committee also shall determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised or vested. The Committee may waive any exercise or vesting provisions at any time in whole or in part based upon factors as the Committee may determine in its sole discretion so that the Option becomes exerciseable or vested at an earlier date. The Committee may permit an arrangement whereby receipt of Stock upon exercise of an Option is delayed until a specified future date.

             (c) Payment. The Committee shall determine the methods by which the exercise price of an Option may be paid, the form of payment, including, without limitation, cash, shares of Stock, or other property (including "cashless exercise" arrangements), and the methods by which shares of Stock shall be delivered or deemed to be delivered to Participants; provided, however, that if shares of Stock are used to pay the exercise price of an Option, such shares must have been held by the Participant for at least six months.

             (d) Evidence of Grant. All Options shall be evidenced by a written Award Agreement between the Company and the Participant. The Award Agreement shall include such provisions, not inconsistent with the Plan, as may be specified by the Committee.

             (e) Exercise Term. In no event may any Option be exercisable for more than ten years from the date of its grant.

      7.2. Incentive Stock Options. The terms of any Incentive Stock Options granted under the Plan must comply with the following additional rules:

             (a) Exercise Price. The exercise price per share of Stock shall be set by the Committee, provided that the exercise price for any Incentive Stock Option shall not be less than the Fair Market Value as of the date of the grant.

             (b) Exercise. In no event may any Incentive Stock Option be exercisable for more than ten years from the date of its grant.

             (c) Lapse of Option. An Incentive Stock Option shall lapse under the earliest of the following circumstances; provided, however, that the Committee may, prior to the lapse of the Incentive Stock Option under the circumstances described in paragraphs (3), (4) and (5) below, provide in writing that the Option will extend until a later date, but if an Option is exercised after the dates specified in paragraphs (3),
        (4) and (5) below, it will automatically become a Non-Qualified Stock
        Option:

                   (1) The Incentive Stock Option shall lapse as of the option expiration date set forth in the Award Agreement.

                   (2) The Incentive Stock Option shall lapse ten years after it is granted, unless an earlier time is set in the Award Agreement.

                   (3) If the Participant terminates employment for any reason other than as provided in paragraph (4) or (5) below, the Incentive Stock Option shall lapse, unless it is previously exercised, three months after the Participant's termination of employment.

                   (4) If the Participant terminates employment by reason of his
            Disability, the Incentive Stock Option shall lapse, unless it is previously exercised, one year after the Participant's termination of employment.

                   (5) If the Participant dies while employed, or during the
            three-month period described in paragraph (3) or during the one-year period described in paragraph (4) and before the Option otherwise lapses, the Option shall lapse one year after the Participant's death. Upon the Participant's death, any exercisable Incentive Stock Options may be exercised by the Participant's beneficiary, determined in accordance with Section 12.6.

             Unless the exercisability of the Incentive Stock Option is accelerated as provided in Article 12, if a Participant exercises an Option after termination of employment, the Option may be exercised only with respect to the shares that were otherwise vested on the Participant's termination of employment.

             (d) Individual Dollar Limitation. The aggregate Fair Market Value (determined as of the time an Award is made) of all shares of Stock with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed $100,000.00.

             (e) Ten Percent Owners. No Incentive Stock Option shall be granted to any individual who, at the date of grant, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary unless the exercise price per share of such Option is at least 110% of the Fair Market Value per share of Stock at the date of grant and the Option expires no later than five years after the date of grant.

             (f) Expiration of Incentive Stock Options. No Award of an Incentive Stock Option may be made pursuant to the Plan after the day immediately prior to the tenth anniversary of the Effective Date.

             (g) Right to Exercise. During a Participant's lifetime, an Incentive Stock Option may be exercised only by the Participant or, in the case of the Participant's Disability, by the Participant's guardian or legal representative.

             (h) Directors. The Committee may not grant an Incentive Stock Option to a non-employee director. The Committee may grant an Incentive Stock Option to a director who is also an employee of the Company or Parent or Subsidiary but only in that individual's position as an employee and not as a director.

                                   ARTICLE 8

                           STOCK APPRECIATION RIGHTS

      8.1. Grant of Stock Appreciation Rights. The Committee is authorized to grant Stock Appreciation Rights to Participants on the following terms and conditions:

             (a) Right to Payment. Upon the exercise of a Stock Appreciation Right, the Participant to whom it is granted has the right to receive the excess, if any, of:

                   (1) The Fair Market Value of one share of Stock on the date of exercise; over

                   (2) The grant price of the Stock Appreciation Right as
            determined by the Committee, which shall not be less than the Fair Market Value of one share of Stock on the date of grant in the case of any Stock Appreciation Right related to an Incentive Stock Option.

             (b) Other Terms. All awards of Stock Appreciation Rights shall be evidenced by an Award Agreement. The terms, methods of exercise, methods of settlement, form of consideration payable in settlement, and any other terms and conditions of any Stock Appreciation Right shall be determined by the Committee at the time of the grant of the Award and shall be reflected in the Award Agreement.

                                   ARTICLE 9

                               PERFORMANCE SHARES

      9.1. Grant of Performance Shares. The Committee is authorized to grant Performance Shares to Participants on such terms and conditions as may be selected by the Committee. The Committee shall have the complete discretion to determine the number of Performance Shares granted to each Participant, subject to Section 5.4. All Awards of Performance Shares shall be evidenced by an Award Agreement.

      9.2. Right to Payment. A grant of Performance Shares gives the Participant rights, valued as determined by the Committee, and payable to, or exercisable by, the Participant to whom the Performance Shares are granted, in whole or in part, as the Committee shall establish at grant or thereafter. The Committee shall set performance goals and other terms or conditions to payment of the Performance Shares in its discretion which, depending on the extent to which they are met, will determine the number and value of Performance Shares that will be paid to the Participant.

      9.3. Other Terms. Performance Shares may be payable in cash, Stock, or other property, and have such other terms and conditions as determined by the Committee and reflected in the Award Agreement.

                                   ARTICLE 10

                            RESTRICTED STOCK AWARDS

      10.1. Grant of Restricted Stock. The Committee is authorized to make Awards of Restricted Stock to Participants in such amounts and subject to such terms and conditions as may be selected by the Committee. All Awards of Restricted Stock shall be evidenced by a Restricted Stock Award Agreement.

      10.2. Issuance and Restrictions. Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, upon the satisfaction of performance goals or otherwise, as the Committee determines at the time of the grant of the Award or thereafter.

      10.3. Forfeiture. Except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon termination of employment during the applicable restriction period or upon failure to satisfy a performance goal during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Company; provided, however, that the Committee may provide in any Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

      10.4. Certificates for Restricted Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing shares of Restricted Stock are registered in the name of the Participant, certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock.

                                   ARTICLE 11

                            OTHER STOCK-BASED AWARDS

      11.1. Grant of Other Stock-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to shares of Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including without limitation shares of Stock awarded purely as a "bonus" and not subject to any restrictions or conditions, convertible or exchangeable debt securities, other rights convertible or exchangeable into shares of Stock, and Awards valued by reference to book value of shares of Stock or the value of securities of or the performance of specified Parents or Subsidiaries. The Committee shall determine the terms and conditions of such Awards.

                                   ARTICLE 12

                        PROVISIONS APPLICABLE TO AWARDS

      12.1. Stand-Alone, Tandem, and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for, any other Award granted under the Plan. If an Award is granted in substitution for another Award, the Committee may require the surrender of such other Award in consideration of the grant of the new Award. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

      12.2. Exchange Provisions. The Committee may at any time offer to exchange or buy out any previously granted Award for a payment in cash, Stock, or another Award (subject to Section 13.1), based on the terms and conditions the Committee determines and communicates to the Participant at the time the offer is made, and after taking into account the tax, securities and accounting effects of such an exchange.

      12.3. Term of Award. The term of each Award shall be for the period as determined by the Committee, provided that in no event shall the term of any Incentive Stock Option or a Stock Appreciation Right granted in tandem with the Incentive Stock Option exceed a period of ten years from the date of its grant (or, if Section 7.2(e) applies, five years from the date of its grant).

      12.4. Form of Payment for Awards. Subject to the terms of the Plan and any applicable law or Award Agreement, payments or transfers to be made by the Company or a Parent or Subsidiary on the grant or exercise of an Award may be made in such form as the Committee determines at or after the time of grant, including without limitation, cash, Stock, other Awards, or other property, or any combination, and may be made in a single payment or transfer, in installments, or on a deferred basis, in each case determined in accordance with rules adopted by, and at the discretion of, the Committee.

      12.5. Limits on Transfer. No right or interest of a Participant in any unexercised or restricted Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or a Parent or Subsidiary, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or a Parent or Subsidiary. No unexercised or restricted Award shall be assignable or transferable by a Participant other than by will or the laws of descent and distribution or, except in the case of an Incentive Stock Option, pursuant to a domestic relations order that would satisfy Section 414(p)(1)(A) of the Code if such Section applied to an Award under the Plan; provided, however, that the Committee may (but need not) permit other transfers where the Committee concludes that such transferability (i) does not result in accelerated taxation, (ii) does not cause any Option intended to be an Incentive Stock Option to fail to be described in Code Section 422(b), and
(iii) is otherwise appropriate and desirable, taking into account any factors deemed relevant, including without limitation, any state or federal tax or securities laws or regulations applicable to transferable Awards.

      12.6 Beneficiaries. Notwithstanding Section 12.5, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant's death. A beneficiary, legal guardian, legal representative, or other person claiming any rights under the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If no beneficiary has been designated or survives the Participant, payment shall be made to the Participant's estate. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Committee.

      12.7. Stock Certificates. All Stock issuable under the Plan is subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal or state securities laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded. The Committee may place legends on any Stock certificate or issue instructions to the transfer agent to reference restrictions applicable to the Stock.

      12.8. Acceleration upon a Change in Control. Except as otherwise provided in the Award Agreement, upon the occurrence of a Change in Control, all outstanding Options, Stock Appreciation Rights, and other Awards in the nature of rights that may be exercised shall become fully exercisable and all restrictions on outstanding Awards shall lapse. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Section 7.2(d), the excess Options shall be deemed to be Non-Qualified Stock Options.

      12.9. Acceleration upon Certain Events Not Constituting A Change in Control. In the event of the occurrence of any circumstance, transaction or event not constituting a Change in Control (as defined in Section 3.1) but which the Board of Directors deems to be, or to be reasonably likely to lead to, an effective change in control of the Company of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of the 1934 Act, the Committee may in its sole discretion declare all outstanding Options, Stock Appreciation Rights, and other Awards in the nature of rights that may be exercised to be fully exercisable, and/or all restrictions on all outstanding Awards to have lapsed, in each case, as of such date as the Committee may, in its sole discretion, declare, which may be on or before the consummation of such transaction or event. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Section 7.2(d), the excess Options shall be deemed to be Non-Qualified Stock Options.

      12.10. Acceleration for any Other Reason. Regardless of whether an event has occurred as described in Section 12.8 or 12.9 above, the Committee may in its sole discretion at any time determine that all or a portion of a Participant's Options, Stock Appreciation Rights, and other Awards in the nature of rights that may be exercised shall become fully or partially exercisable, and/or that all or a part of the restrictions on all or a portion of the outstanding Awards shall lapse, in each case, as of such date as the Committee may, in its sole discretion, declare. The Committee may discriminate among Participants and among Awards granted to a Participant in exercising its discretion pursuant to this Section 12.10.

      12.11 Effect of Acceleration.  If an Award is accelerated under Section
12.8 or 12.9, the Committee may, in its sole discretion, provide (i) that the Award will expire after a designated period of time after such acceleration to the extent not then exercised, (ii) that the Award will be settled in cash rather than Stock, (iii) that the Award will be assumed by another party to the transaction giving rise to the acceleration or otherwise be equitably converted in connection with such transaction, or (iv) any combination of the foregoing. The Committee's determination need not be uniform and may be different for different Participants whether or not such Participants are similarly situated.

      12.12. Performance Goals. The Committee may determine that any Award granted pursuant to this Plan to a Participant (including, but not limited to, Participants who are Covered Employees) shall be determined solely on the basis of (a) the achievement by the Company or a Parent or Subsidiary of a specified target return, or target growth in return, on equity or assets, (b) the Company's stock price, (c) the achievement by the Company or a Parent or Subsidiary (or any business unit of any such entity) of a specified target, or target growth in, revenues, net income or earnings per share, (d) the achievement of objectively determinable goals with respect to service or product delivery, service or product quality, customer satisfaction, meeting budgets and/or retention of employees, or (e) any combination of the goals set forth in
(a) through (d) above. If an Award is made on such basis, the Committee shall establish goals prior to the beginning of the period for which such performance goal relates (or such later date as may be permitted under Code
Section 162(m) or the regulations thereunder) and the Committee has the right for any reason to reduce (but not increase) the Award, notwithstanding the achievement of a specified goal. Any payment of an Award granted with performance goals shall be conditioned on the written certification of the Committee in each case that the performance goals and any other material conditions were satisfied.

      12.13. Termination of Employment. Whether military, government or other service or other leave of absence shall constitute a termination of employment shall be determined in each case by the Committee at its discretion, and any determination by the Committee shall be final and conclusive. A termination of employment shall not occur in (i) a circumstance in which a Participant transfers from the Company to one of its Parents or Subsidiaries, transfers from a Parent or Subsidiary to the Company, or transfers from one Parent or Subsidiary to another Parent or Subsidiary, or (ii) in the discretion of the Committee as specified at or prior to such occurrence, in the case of a spin-off, sale or disposition of the Participant's employer from the Company or any Parent or Subsidiary. To the extent that this provision causes Incentive Stock Options to extend beyond three months from the date a Participant is deemed to be an employee of the Company, a Parent or Subsidiary for purposes of
Section 424(f) of the Code, the Options held by such Participant shall be deemed to be Non-Qualified Stock Options.

                                   ARTICLE 13

                          CHANGES IN CAPITAL STRUCTURE

      13.1. General. In the event of a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the authorization limits under Section 5.1 and 5.4 shall be adjusted proportionately, and the Committee may adjust Awards to preserve the benefits or potential benefits of the Awards. Action by the Committee may include: (i) adjustment of the number and kind of shares which may be delivered under the Plan; (ii) adjustment of the number and kind of shares subject to outstanding Awards; (iii) adjustment of the exercise price of outstanding Awards; and (iv) any other adjustments that the Committee determines to be equitable. In addition, the Committee may, in its sole discretion, provide (i) that Awards will be settled in cash rather than Stock, (ii) that Awards will become immediately vested and exercisable and will expire after a designated period of time to the extent not then exercised, (iii) that Awards will be assumed by another party to a transaction or otherwise be equitably converted or substituted in connection with such transaction, (iv) that outstanding Awards may be settled by payment in cash or cash equivalents equal to the excess of the Fair Market Value of the underlying Stock, as of a specified date associated with the transaction, over the exercise price of the Award, or (v) any combination of the foregoing. The Committee's determination need not be uniform and may be different for different Participants whether or not such Participants are similarly situated. Without limiting the foregoing, in the event a stock dividend or stock split is declared upon the Stock, the authorization limits under Section 5.1 and 5.4 shall be increased proportionately, and the shares of Stock then subject to each Award shall be increased proportionately without any change in the aggregate purchase price therefor.

                                   ARTICLE 14

                    AMENDMENT, MODIFICATION AND TERMINATION

      14.1. Amendment, Modification and Termination. The Board or the Committee may, at any time and from time to time, amend, modify or terminate the Plan without stockholder approval; provided, however, that the Board or Committee may condition any amendment or modification on the approval of stockholders of the Company if such approval is necessary or deemed advisable with respect to tax, securities or other applicable laws, policies or regulations.

      14.2 Awards Previously Granted. At any time and from time to time, the Committee may amend, modify or terminate any outstanding Award without approval of the Participant; provided, however, that, subject to the terms of the applicable Award Agreement, such amendment, modification or termination shall not, without the Participant's consent, reduce or diminish the value of such Award determined as if the Award had been exercised, vested, cashed in or otherwise settled on the date of such amendment or termination, and provided further that the original term of any Option may not be extended and, except as otherwise provided in the anti-dilution provision of the Plan, the exercise price of any Option may not be reduced. No termination, amendment, or modification of the Plan shall adversely affect any Award previously granted under the Plan, without the written consent of the Participant.

                                   ARTICLE 15

                               GENERAL PROVISIONS

      15.1. No Rights to Awards. No Participant or eligible participant shall have any claim to be granted any Award under the Plan, and neither the Company nor the Committee is obligated to treat Participants or eligible participants uniformly.

      15.2. No Stockholder Rights. No Award gives the Participant any of the rights of a stockholder of the Company unless and until shares of Stock are in fact issued to such person in connection with such Award.

      15.3. Withholding. The Company or any Parent or Subsidiary shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any taxable event arising as a result of the Plan. With respect to withholding required upon any taxable event under the Plan, the Committee may, at the time the Award is granted or thereafter, require or permit that any such withholding requirement be satisfied, in whole or in part, by withholding from the Award shares of Stock having a Fair Market Value on the date of withholding equal to the minimum amount required to be withheld for tax purposes (any not any greater amount), all in accordance with such procedures as the Committee establishes.

      15.4. No Right to Continued Service. Nothing in the Plan or any Award Agreement shall interfere with or limit in any way the right of the Company or any Parent or Subsidiary to terminate any Participant's employment or status as an officer or director at any time, nor confer upon any Participant any right to continue as an employee, officer or director of the Company or any Parent or Subsidiary.

      l5.5. Unfunded Status of Awards. The Plan is intended to be an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any Parent or Subsidiary.

      15.6. Indemnification. To the extent allowable under applicable law, each member of the Committee shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which such member may be a party or in which he may be involved by reason of any action or failure to act under the Plan and against and from any and all amounts paid by such member in satisfaction of judgment in such action, suit, or proceeding against him provided he gives the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

      15.7. Relationship to Other Benefits. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or benefit plan of the Company or any Parent or Subsidiary unless provided otherwise in such other plan.

      15.8. Expenses. The expenses of administering the Plan shall be borne by the Company and its Parents or Subsidiaries.

      15.9. Titles and Headings. The titles and headings of the Sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

      15.10. Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

      15.11. Fractional Shares. No fractional shares of Stock shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding up.

      15.12. Government and Other Regulations. The obligation of the Company to make payment of awards in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by government agencies as may be required. The Company shall be under no obligation to register under the 1933 Act, or any state securities act, any of the shares of Stock issued in connection with the Plan. The shares issued in connection with the Plan may in certain circumstances be exempt from registration under the 1933 Act, and the Company may restrict the transfer of such shares in such manner as it deems advisable to ensure the availability of any such exemption.

      15.13. Governing Law. To the extent not governed by federal law, the Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of Delaware.

      15.14 Additional Provisions. Each Award Agreement may contain such other terms and conditions as the Committee may determine; provided that such other terms and conditions are not inconsistent with the provisions of this Plan.

      The foregoing is hereby acknowledged as being the Integrity Incorporated 2001 Long-Term Incentive Plan as adopted by the Board of Directors of the Company on November 2, 2001, and to be submitted to the Company's stockholders at the 2002 Annual Meeting of Stockholders.

                                         INTEGRITY INCORPORATED

                                         By:     /s/ P. MICHAEL COLEMAN
                                            ------------------------------------
                                             P. Michael Coleman
                                             President

                                                                      APPENDIX B

                             INTEGRITY INCORPORATED
                  2002 STOCK OPTION PLAN FOR OUTSIDE DIRECTORS

      1. Purpose. The purpose of the Integrity Incorporated 2002 Stock Option Plan for Outside Directors (the "Plan") is to advance the interests of Integrity Incorporated (the "Company") by encouraging ownership of the Company's $0.01 par value Class A common stock (the "Common Stock") by non-employee directors of the Company, thereby giving such directors an increased incentive to devote their efforts to the success of the Company.

      2. Administration. Grants of options under this Plan are automatic. This Plan is intended to be a "formula plan" for purposes of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and shall be interpreted accordingly. The Company's Board of Directors or a committee appointed by the Board of Directors composed of at least two members of the Board of Directors (which may be the Compensation Committee of the Board of Directors) shall have complete and conclusive authority to interpret the Plan and to make all other determinations necessary or advisable for the administration of the Plan.

      3. Eligibility. Except as provided otherwise in this Paragraph 3, options under the Plan shall be granted in accordance with Paragraph 5 to each member of the Company's Board of Directors who is not a current or former employee of the Company or a member of the immediate family of a current or former employee of the Company (an "Outside Director"); provided that shares of Common Stock remain available for grant hereunder in accordance with Paragraph 4. An Outside Director to whom an option is granted under the Plan shall be referred to hereinafter as a "Grantee."

      4. Shares Subject to Plan. The shares subject to the Plan shall be authorized but unissued or reacquired shares of the Company's Common Stock. Subject to adjustment in accordance with the provisions of Paragraph 6 of the Plan, the maximum number of shares of Common Stock for which options may be granted under the Plan shall be 60,000 and the initial adoption of the Plan by the Board of Directors of the Company shall constitute a reservation of 60,000 authorized but unissued, or reacquired, shares of Common Stock for issuance only upon the exercise of options granted under the Plan. In the event that any outstanding option granted under the Plan for any reason expires or is terminated prior to the end of the period during which options may be granted under the Plan, the shares of Common Stock allocable to the unexercised portion of such option may again be subject in whole or in part to any option granted under the Plan.

      5. Terms and Conditions of Options. Options granted pursuant to the Plan shall be evidenced by Stock Option Agreements in such form as shall comply with and be subject to the following terms and conditions:

             (a) Grant. As of the day following each annual meeting of the stockholders of the Company, beginning in 2002, each Outside Director who is serving in such capacity as of such date shall be granted an option to purchase 5,000 shares of the Company's Common Stock, subject to adjustment pursuant to Section 6. Each such day that options are to be granted under the Plan is referred to hereinafter as a "Grant Date."

             If on any Grant Date, shares of Common Stock are not available under this Plan to grant to Outside Directors the full amount of a grant contemplated by the immediately preceding paragraph, then each Outside Director shall receive an option (a "Reduced Grant") to purchase shares of Common Stock in an amount equal to the number of shares of Common Stock then available under the Plan divided by the number of Outside Directors as of the applicable Grant Date. Fractional shares shall be ignored and not granted.

             If a Reduced Grant has been made and, thereafter, during the term of this Plan, additional shares of Common Stock become available for grant (e.g., because of the forfeiture or lapse of an option), then each person who was an Outside Director both on the Grant Date on which the Reduced Grant was made and on the date additional shares of Common Stock become available (a "Continuing Outside Director") shall receive an additional option to purchase shares of Common Stock. The number of newly available shares shall be divided equally among the options granted to the Continuing Outside Directors; provided, however, that the aggregate number of shares of Common Stock subject to a Continuing Outside Director's additional option plus any prior Reduced Grant to the Continuing Outside Director on the applicable Grant Date shall not exceed 5,000 shares of Common Stock (subject to adjustment pursuant to paragraph 6). If more than one Reduced Grant has been made, available options shall be granted beginning with the earliest such Grant Date.

             (b) Option Price. The option price for each option granted under the Plan shall be the Fair Market Value (as defined below) of the shares of Common Stock subject to the option on the date of grant of the option. For purposes of the Plan, the "Fair Market Value", on any date, means the closing sales price of the Stock as reported on a securities exchange or the Nasdaq National Market or Nasdaq Small Cap Market on such date or, in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported, provided that if it is determined that the fair market value is not properly reflected by such market quotations, Fair Market Value will be determined by such other method as the Committee determines in good faith to be reasonable.

             (c) Medium and Time of Payment. The option price shall be payable in full upon the exercise of an option in cash or by check. To the extent permitted under Regulation T of the Federal Reserve Board, and subject to applicable securities laws, options may be exercised through a broker in a so-called "cashless exercise" whereby the broker sells the option shares and delivers cash sales proceeds to the Company in payment of the exercise price. In no event may shares of Common Stock be used as payment of the exercise price of the option.

             (d) Term. Each option granted under the Plan shall, to the extent not previously exercised, terminate and expire on the date five (5) years after the date of grant of the option, unless earlier terminated as provided hereinafter in Section 5(g).

             (e) Exercisability. Each option granted under the Plan shall, unless earlier terminated as provided hereinafter in Section 5(g), become exercisable on the date six (6) months and one day following the date of grant.

             (f) Method of Exercise. All options granted under the Plan shall be exercised by an irrevocable written notice directed to the Secretary of the Company at the Company's principal place of business. Except in the case of a "cashless exercise" through a broker, such written notice shall be accompanied by payment in full of the option price for the shares for which such option is being exercised. In the case of a "cashless exercise," payment in full of the option price for the shares for which such option is being exercised shall be paid in cash by the broker from the sale proceeds. The Company shall make delivery of certificates representing the shares for which an option has been exercised within a reasonable period of time; provided, however, that if any law, regulation or agreement requires the Company to take any action with respect to the shares for which an option has been exercised before the issuance thereof, then the date of delivery of such shares shall be extended for the period necessary to take such action. Certificates representing shares for which options are exercised under the Plan may bear such restrictive legends as may be necessary or desirable in order to comply with applicable federal and state securities laws. Nothing contained in the Plan shall be construed to require the Company to register any shares of Common Stock underlying options granted under this Plan.

             (g) Effect of Termination of Directorship or Death.

                   (i) Termination of Directorship.  Upon termination of any
            Grantee's membership on the Board of Directors of the Company for any reason other than for cause or death, the options held by the Grantee under the Plan shall terminate ninety (90) days following the date of termination of the Grantee's membership on the Board or, if earlier, on the date of expiration of the options as provided by Paragraph 5(d) of the Plan. If the Grantee exercises the options after termination of the Grantee's service on the Board of Directors, the Grantee may exercise the options only with respect to the shares that were otherwise exercisable on the date of termination of the Grantees' service on the Board. Such exercise otherwise shall be subject to the terms and conditions of the Plan. If the Grantee's membership on the Board of Directors is terminated for cause, all options granted to such Grantee shall expire upon such termination.

                   (ii) Death.  In the event of the death of a Grantee, the
            Grantee's personal representatives, heirs or legatees (the "Grantee's Successors") may exercise the options held by the Grantee on the date of death, upon proof satisfactory to the Company of their authority. The Grantee's Successors must exercise any such options within one (1) year after the Grantee's death and in any event prior to the date on which the options expire as provided by Paragraph 5(d) of the Plan. Such exercise otherwise shall be subject to the terms and conditions of the Plan.

             (h) Nonassignability of Option Rights. No option shall be assignable or transferable by the Grantee except by will, by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in Title I of the Employee Retirement Income Security Act of 1974, as amended, and the Internal Revenue Code of 1986, as amended. During the lifetime of the Grantee, the option shall be exercisable only by the Grantee.

             (i) Rights as Stockholder. Neither the Grantee nor the Grantee's Successors shall have rights as a stockholder of the Company with respect to shares of Common Stock covered by the Grantee's option until the Grantee or the Grantee's Successors become the holder of record of such shares.

             (j) No Options after Ten Years. No options shall be granted except within a period of ten (10) years after the effective date of the Plan.

      6. Adjustments.

      (a) Certain Recapitalizations. If any change is made in the stock subject to the Plan, or subject to any option granted under the Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the Plan and outstanding options will be automatically and appropriately adjusted, including the maximum number of shares subject to the Plan and the number of shares and price per share of stock subject to outstanding options.

      (b) Certain Reorganizations. In the event of: (i) a merger or consolidation in which the Company is not the surviving corporation; (ii) a reverse merger in which the Company is the surviving corporation but the shares of the Company's common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash other otherwise; or (iii) any other capital reorganization in which more than fifty percent (50%) of the shares of the Company entitled to vote are exchanged, then any surviving corporation shall assume any options outstanding under the Plan or shall substitute similar options for those outstanding under the Plan. Notwithstanding the foregoing, in the event the surviving corporation does not assume such options or substitute similar options for those outstanding under the Plan, then the vesting of outstanding options shall be accelerated in full, the holders of such options shall be given reasonable opportunity to exercise the options prior to the consummation of such transaction, and such options shall be terminated if not exercised prior to the consummation of such transaction. If there is no surviving corporation, all outstanding options shall expire.

      7. Effective Date and Termination of Plan.

      (a) Effective Date. The Plan shall become effective as of the date that it is approved by the stockholders of the Company. From and after the effective date of this Plan, no further awards will be made under the Integrity Music, Inc. 1994 Stock Option Plan for Outside Directors.

      (b) Termination. The Plan shall terminate ten (10) years after its effective date, but the Board of Directors may terminate the Plan at any time prior to such date. Termination of the Plan shall not alter or impair any of the rights or obligations under any option theretofore granted under the Plan unless the Grantee shall so consent.

      8. No Obligation to Exercise Option. The granting of an option shall impose no obligation upon the Grantee to exercise such option.

      9. Amendment. The Board of Directors of the Company by majority vote may amend the Plan; provided, however, that without the approval of the stockholders of the Company, no such amendment shall:

             (a) change the maximum number of shares of Common Stock as to which options may be granted under the Plan (except by operation of the adjustment provisions of the Plan); or

             (b) extend the date on which the Plan will terminate as provided by Paragraph 7(b) of the Plan; or

             (c) change the number of shares of Common Stock subject to each option; or

             (d) change the option price as provided under Paragraph 5(b) of the Plan; or

             (e) change the provisions of Paragraph 3 of the Plan relating to the determination of persons to whom options may be granted.

      Any amendment to the Plan shall not, without the written consent of the Grantee, affect such Grantee's rights under any option theretofore granted under the Plan to such Grantee.

      The foregoing is hereby acknowledged as being the Integrity Incorporated 2002 Stock Option Plan for Outside Directors as adopted by the Board of Directors of the Company on February 15, 2002, and to be submitted to the Company's stockholders at the 2002 Annual Meeting of Stockholders.

                                         INTEGRITY INCORPORATED

                                         By:
                                            ------------------------------------
                                             P. Michael Coleman
                                             President

PROXY                        INTEGRITY INCORPORATED
                                MOBILE, ALABAMA
                         ANNUAL MEETING OF STOCKHOLDERS

     The undersigned stockholder of Integrity Incorporated ("Integrity") hereby constitutes and appoints P. Michael Coleman and Donald S. Ellington, and each of them individually, with full power of substitution, to vote, as designated below, the number of shares of Class A Common Stock which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders to be held at the Adams Mark Hotel, 64 South Water Street, Mobile, Alabama, 36602, on Friday, May 24, 2002, at 2:00 p.m., local time, or at any adjournments thereof (the "Annual Meeting"), upon the proposals, and with discretionary authority as to any other matters that may properly come before the Annual Meeting, all in accordance with and as described in, the Notice of Annual Meeting of Stockholders and Proxy Statement, both dated April 19, 2002, the receipt of which is acknowledged. At the present time, the Board of Directors knows of no other business to be presented to a vote of the stockholders at the Annual Meeting. The Board of Directors recommends that stockholders vote FOR all proposals.

1. ELECTION OF DIRECTORS. On the proposal to elect the following slate of directors to serve until the 2003 Annual Meeting of Stockholders of Integrity and until their successors are elected and qualified:

P. Michael Coleman, Jean C. Coleman, William A. Jolly, Charles V. Simpson, Heeth
                      Varnedoe III, and Jimmy M. Woodward


   FOR  [ ]                                                  WITHHOLD AUTHORITY  [ ]

 To withhold authority to vote for any individual nominee(s), write the name(s)
                    of the nominee(s) in the space provided:

  ---------------------------------------------------------------------------

2.AMENDMENT OF CERTIFICATE OF INCORPORATION. On the proposal to amend
  Integrity's Certificate of Incorporation to change Integrity's name to "Integrity Media, Inc."

        FOR [ ]                 AGAINST [ ]                 ABSTAIN [ ]

3.APPROVAL OF THE INTEGRITY INCORPORATED 2001 LONG-TERM INCENTIVE PLAN. On the proposal to approve the Integrity Incorporated 2001 Long-Term Incentive Plan.

        FOR [ ]                 AGAINST [ ]                 ABSTAIN [ ]

4.APPROVAL OF THE INTEGRITY INCORPORATED 2002 STOCK OPTION PLAN FOR OUTSIDE
  DIRECTORS. On the proposal to approve the Integrity Incorporated 2002 Stock Option Plan for Outside Directors.

        FOR [ ]                 AGAINST [ ]                 ABSTAIN [ ]

5.SELECTION OF AUDITORS. On the proposal to ratify the selection of
  PricewaterhouseCoopers LLP as Integrity's independent auditors for the fiscal year ending December 31, 2002:
        FOR [ ]                 AGAINST [ ]                 ABSTAIN [ ]

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS AND WITH DISCRETIONARY AUTHORITY ON ALL OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS THEREOF.

     Please sign exactly as your name appears on your stock certificate and date. Where shares are held jointly, each stockholder should sign. When signing as executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                                  Shares Held:
                                                       -------------------------

                                                  ------------------------------
                                                  Signature of Stockholder

                                                  ------------------------------
                                                  Signature of Stockholder (if
                                                  held jointly)
                                                  Dated: ----------------, 2002
                                                        Month          Day

 THIS PROXY IS SOLICITED ON BEHALF OF INTEGRITY'S BOARD OF DIRECTORS AND MAY BE
    REVOKED BY THE STOCKHOLDER PRIOR TO ITS EXERCISE AT THE ANNUAL MEETING.